                               The Munder Funds
                      Supplement Dated September 4, 2001
                      to Prospectus Dated April 30, 2001

                              Class K Shares of:

Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder
 Institutional Short Term Treasury Fund and Munder Institutional Money Market
                                     Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:


Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class K shares is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

INDEX FUNDS AND SHORT TERM TREASURY FUND

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Funds to fair value each Fund's securities contemplate that the Advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Board of Directors of the Funds at the regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61/st/ day before maturity).

MONEY MARKET FUND

The Money Market Fund calculates NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Money Market Fund will accelerate its calculation of NAV and transaction deadlines to that time. In determining the Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPPROINSTK901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                      to Prospectus Dated April 30, 2001

                              Class Y Shares of:

Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder
 Institutional Short Term Treasury Fund and Munder Institutional Money Market
                                     Fund

      REDUCTION IN MINIMUM INVESTMENT FOR INSTITUTIONAL MONEY MARKET FUND

The minimum initial investment for the Institutional Money Market Fund has been reduced to $1,000,000.

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:

Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class Y shares is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

INDEX FUNDS AND SHORT TERM TREASURY FUND

The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Funds to fair value each Fund's securities contemplate that the Advisor will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Board of Directors of the Funds at the regularly scheduled quarterly meeting of the Board.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61/st/ day before maturity).

MONEY MARKET FUND

The Money Market Fund calculates NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Money Market Fund will accelerate its calculation of NAV and transaction deadlines to that time. In determining the Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPPROINSTY901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                       to Prospectus Dated July 31, 2001

                              Class K Shares of:

             The Munder Institutional Government Money Market Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:


The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class K shares is calculated by (1) taking the current value of the Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its calculation of NAV and transaction deadlines to that time. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPROGVTMNYK901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                       to Prospectus Dated July 31, 2001

                              Class Y Shares of:

             The Munder Institutional Government Money Market Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:

The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class Y shares is calculated by (1) taking the current value of the Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Fund calculates NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its calculation of NAV and transaction deadlines to that time. In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPROGVTMNYY901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                       to Prospectus Dated July 31, 2001

                             Class Y-2 Shares of:

             The Munder Institutional Government Money Market Fund
                  The Munder Institutional Money Market Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:


Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class Y-2 shares is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time. In determining each Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPROGVTMNYY-2901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                       to Prospectus Dated July 31, 2001

                             Class Y-3 Shares of:

             The Munder Institutional Government Money Market Fund
                  The Munder Institutional Money Market Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:


Each Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV for Class Y-2 shares is calculated by (1) taking the current value of a Fund's total assets allocated to that class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

The Funds calculate NAV as of 3:00 p.m. (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will accelerate their calculation of NAV and transaction deadlines to that time. In determining each Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPROGVTMNYY-3901

                               The Munder Funds
                      Supplement Dated September 4, 2001
                      to Prospectus dated April 30, 2001
                       Liquidity Plus Money Market Fund

                            PRICING OF FUND SHARES

The section entitled Pricing of Fund Shares is hereby deleted and replaced with the following:


The Fund's NAV is calculated on each day the New York Stock Exchange (NYSE) is open. The NAV per share is the value of a single Fund share. NAV is calculated by (1) taking the current value of the Fund's total assets, (2) subtracting the liabilities and expenses charged, and (3) dividing that amount by the total number of shares outstanding.

The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes early, the Fund will accelerate its calculation of NAV and transaction deadlines to that time. The NAV of the Fund is generally based on the current market value of the securities held in the Fund.

In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value of maturity of the instrument on a straight-line basis over the remaining life of the instrument.

SUPPROLIQ901

                MUNDER INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                    July 31, 2001 as Restated September 4, 2001

     This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in the Munder Institutional Government Money Market Fund (the "Fund") is a diversified portfolio of St. Clair Funds, Inc. (the "Company" or "St. Clair").This SAI is not a prospectus, and should be read only in conjunction with the applicable Fund Prospectus dated July 31, 2001. A copy of the Prospectus may be obtained free of charge through Funds Distributor, Inc. (the "Distributor"), or by calling the Fund at (800) 438-5789.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

                                                                                        Page
History and General Information.......................................................     3
Fund Investments......................................................................     3
Investment Limitations................................................................     9
Management of the Fund................................................................    10
Investment Advisory and Other Service Arrangements....................................    14
Code of Ethics........................................................................    16
Portfolio Transactions................................................................    17
Additional Purchase and Redemption Information........................................    17
Net Asset Value.......................................................................    18
Yield.................................................................................    19
Taxes.................................................................................    20
Additional Information Concerning Shares..............................................    22
Other Information.....................................................................    24
Registration Statement................................................................    24
Financial Statements..................................................................    24
Appendix..............................................................................   A-1

     No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                         HISTORY AND GENERAL INFORMATION

     The Company is an open-end management investment company. The Company was organized as a Maryland corporation on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996.

     The Fund is a diversified mutual fund. As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management (the "Advisor" or "MCM"), a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). MCM was founded in April 1985 as a Delaware corporation and was a registered investment advisor. WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 95% of the partnership interests in the Advisor.

                                FUND INVESTMENTS

     The following supplements the information contained in the Fund's Prospectus concerning the investment objectives and policies of the Fund. The Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective or goal.

     A description of the applicable credit ratings is set forth in Appendix A to this SAI.

     Borrowing. The Fund is authorized to borrow money in an amount up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. The Fund may not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets.

     Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     The Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors, such as the Fund, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Directors. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. It is the policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Administrator, the Custodian, the Distributor or their affiliates.

     For hedging or other purposes, the Fund may invest in investment companies which seek to track the composition and/or performance of specific indexes or portions of specific indexes. Such investment companies may be traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

     Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors.

     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions such as banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

     The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in cash, U.S. Government securities or other liquid securities designated on the books of the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Stripped Securities. The Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     The Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

     In addition, the Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Directors. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

     U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     Certain banks and brokerage firms have separated the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped principal or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

     Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof) or if the instruments are deemed to have shorter maturities in accordance with the current regulations of the SEC. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     In determining average weighted portfolio maturity of the Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

     In determining average weighted portfolio maturity of the Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

     Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss in the event of a default by the issuer or during periods in which the Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     All obligations, including any underlying guarantees, must be deemed by the Advisor to present minimal credit risks, pursuant to guidelines approved by the Board of Directors. See the "Appendix" for a description of applicable ratings.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (also called delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

     The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                             INVESTMENT LIMITATIONS

     The Fund is subject to the investment restrictions and limitations listed below which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

The Fund may not:

     1. Purchase securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. However, as an operating policy, the Fund intends to adhere to this 5% limitation with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act;

     2. Purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation;

     3. Invest 25% or more of the Fund's total assets in one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations;
          (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services -- for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered separate industry;

     4. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations;

     5. Borrow money, except for temporary purposes in amounts up to one-third of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

     6. Knowingly invest more than 10% of its total assets in illiquid securities including time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice;

     7. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 5 above;

     8. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     9. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

     10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or

     11. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of financial futures contracts and options on financial futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

     1. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

     2. Invest in other investment companies except as permitted under the 1940 Act; or

     3.   Make investments for the purpose of exercising control or management.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation. In addition, if the Fund's holdings of illiquid securities exceed 10% because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             MANAGEMENT OF THE FUND
                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a director is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address                           Position(s)                  Principal Occupation(s)
and Age                                 with the Fund**              During Past 5 Years
-------                                 ---------------              -------------------
Charles W. Elliott                      Director and Chairman        Senior Advisor to the President, Western Michigan
1024 Essex Circle                                                    University (July 1995 through December 1998).
Kalamazoo, MI 49008                                                  Director, Steelcase Financial Corporation.
Age 69.

John Rakolta, Jr.                       Director and Vice Chairman   Chairman and Chief Executive Officer, Walbridge
1876 Rathmor                                                         Aldinger Company (construction company) (1991 to
Bloomfield Hills, MI 48304                                           present).
Age 54.

Thomas B. Bender                        Director                     Director, Disciplined Growth Investors (investment
7 Wood Ridge Road                                                    management firm) (December 1999 to present);
Glen Arbor, MI 49636                                                 Partner, Financial & Investment Management Group
Age 68.                                                              (April 1991 to December 1999).

Dr. David Brophy                        Director                     Professor, University of Michigan (since August
1025 Martin Place                                                    1966).  Director, River Place Financial Corporation
Ann Arbor, MI 48104                                                  (since 1982).
Age 64.

Dr. Joseph E. Champagne                 Director                     Vice President, Macomb College (since 2001; Dean,
319 East Snell Road                                                  Macomb College (since September 1997); Corporate
Rochester, MI 48306                                                  and Executive Consultant (since September 1993).
Age 63.                                                              Chairman of Board of Directors, Ross Controls of
                                                                     Troy, Michigan (manufacturing and engineering
                                                                     corporation).

Thomas D. Eckert                        Director                     President and Chief Executive Officer, Capital
10726 Falls Pointe Drive                                             Automotive REIT (real estate investment trust
Great Falls, VA 22066                                                specializing in retail automotive properties)
Age 53.                                                              (since November 1997); President, Mid-Atlantic
                                                                     Region of Pulte Home Corporation (developer of
                                                                     residential land and construction of housing
                                                                     units) (1983 to 1997). Director, Capital Automotive
                                                                     REIT (real estate investment trust specializing
                                                                     in retail automotive properties).

Name, Address                           Position(s)                  Principal Occupation(s)
and Age                                 with the Fund**              During Past 5 Years
-------                                 ---------------              -------------------
Dr. Arthur T. Porter                    Director                     President and Chief Executive Officer of the
12251 Jacoby Rd                                                      Detroit Medical Center (May 1999 to present);
Milford, MI 48201                                                    Executive Vice President and Chief Operating
Age 45.                                                              Officer of Detroit Medical Center (February 1999 to
                                                                     May 1999); Professor with Tenure and Chairman of
                                                                     Radiation Oncology of Wayne State University School of Medicine
                                                                     (1991 to 1999); Radiation Oncologist in Chief of Detroit
                                                                     Medical Center (1991 to 1999); President and Chief Executive
                                                                     Officer of Radiation Oncology Research and Development Center
                                                                     (1991 to 1999); Chief, Gershenson Radiation Oncology
                                                                     Center-Harbor Hospital (1991 to 1999). Chairman of the Board of
                                                                     Chancellors of the American College of Radiation Oncology;
                                                                     Director, Board of Scientific Counselors of National Cancer
                                                                     Institute (USA); Director, Detroit Economic Club.

Michael T. Monahan*                     Director                     President of Monahan Enterprises, LLC (consulting
3707 W. Maple Rd.                                                    company) (June 1999 to present); Chairman of the
Suite 102                                                            Advisor (January 2000 to December 2000); Chief
Bloomfield Hills, MI 48301                                           Executive Officer of the Advisor (October 1999 to
Age 62.                                                              December 1999); President of Comerica Incorporated
                                                                     (February 1992 to June 1999); President of Comerica
                                                                     Bank (February 1992 to June 1999). Director, Framlington
                                                                     Group plc (December 1999 to present); Director, Hertz
                                                                     Corporation; Director, Jacobson Stores, Inc.

James C. Robinson                       President                    Chief Executive Officer of the Advisor (January
480 Pierce Street                                                    2000 to present) Executive Vice President of the
Suite 300                                                            Advisor (February 1998 to December 1999); Chief
Birmingham, MI 48009                                                 Investment Officer/Fixed Income of the Advisor
Age 40.                                                              (January 1995 to December 1999).

Stephen J. Shenkenberg                  Vice President and           General Counsel to the Advisor (July 2000 to
480 Pierce Street                       Secretary                    present); Deputy General Counsel of Strong Capital
Suite 300                                                            Management, Inc. (November 1996 to July 2000);
Birmingham, MI 48009                                                 Associate Counsel of Strong Capital Management,
Age 43.                                                              Inc. (December 1992 to November 1996).

Elyse G. Essick                         Vice President               Vice President and Director of Communications and
480 Pierce Street                                                    Client Services of the Advisor (since January
Suite 300                                                            1995).
Birmingham, MI 48009
Age 43.

Name, Address                           Position(s)                  Principal Occupation(s)
and Age                                 with the Fund**              During Past 5 Years
-------                                 ---------------              -------------------
Peter K. Hoglund                        Vice President               Chief Administration Officer of the Advisor (May
480 Pierce Street                                                    2000 to present); Associate of Heartland Industrial
Suite 300                                                            Partners, a private equity group (October 1999 to
Birmingham, MI 48009                                                 May 2000); Sr. Portfolio Manager of the Advisor
Age 35.                                                              (January 1995 to October 1999); Research Analyst of
                                                                     the Advisor (May 1993 to January 1995).

Cherie Ugorowski                        Treasurer                    Controller of the Advisor (June 2001 to present); External
480 Pierce Street                                                    Reporting Manager, Corporate Consolidation and Income Tax
Suite 300                                                            Accounting DaimlerChrysler Corporation (June 2000 to June
Birmingham, MI 48009                                                 2001); External Reporting Specialist, DaimlerChrysler
Age 32.                                                              Corporation September 1999 to June 2000); Manager Audit and
                                                                     Business Advisory Practice, Arthur Andersen LLP (May 1995 to
                                                                     September 1999).

David Rumph                             Assistant Treasurer          Analyst of the Advisor (May 2001 to present);
480 Pierce Street                                                    Analyst, Controller's Group, Delphi Automotive
Suite 300                                                            Corp. (June 1999 to April 2001); Manager, Mutual
Birmingham, MI 48009                                                 Fund Operations, First Chicago NBD Bank's Pegasus
Age 29.                                                              Funds (May 1997 to May 1999); Audit Senior, Arthur
                                                                     Andersen LLP (September 1993 to April 1997).

Bradford E. Smith                       Assistant Treasurer          Manager of Mutual Fund Operations of the Advisor
480 Pierce Street                                                    (March 2000 to present); Administrator of Mutual
Suite 300                                                            Fund Operations of the Advisor (August 1999 to
Birmingham, MI 48009                                                 February 2000); Assistant Vice President, Madison
Age 29.                                                              Mosaic, LLC (advisor to the Mosaic Funds)
                                                                     (September 1998 to July 1999); Assistant Director of
                                                                     Shareholder Service, Madison Mosaic, LLC (April 1997
                                                                     to August 1998); Cash Manager, GIT Funds (n.k.a.
                                                                     Mosaic Funds); (June 1996 to March 1997); Registered
                                                                     Representative, GIT Investment Services, Inc. (January
                                                                     1995 to May 1996).

Melanie Mayo West                       Assistant Secretary          Associate General Counsel of the Advisor (November
480 Pierce Street                                                    2000 to present); Associate, Dykema Gossett PLLC
Suite 300                                                            (August 1998 to November 2000); Associate, Hertz,
Birmingham, MI 48009                                                 Schram & Saretsky, P.C. (March 1998 to August
Age 34.                                                              1998); Associate, Howard & Howard Attorneys, P.C.
                                                                     (May 1995 to March 1998).

Mary Ann Shumaker                       Assistant Secretary          Associate General Counsel of the Advisor (since
480 Pierce Street July 1997);                                        Associate, Miro Weiner & Kramer (law firm) (1991 to 1997).
Suite 300
Birmingham, MI 48009 Age 47.

______
** Individual holds the same position with The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust and The Munder @Vantage Fund.

     Trustees of The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR") who are not employees of the Advisor or any of its affiliates and Directors of St. Clair and The Munder Funds, Inc. ("MFI") who are not employees of the Advisor or any of its affiliates receive an aggregate fee from St. Clair, MFI, MFT and

MFR for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 (($55,000) for the Chairman) and a fee of $3,500 for each Board meeting attended. Trustees of The Munder @Vantage Fund ("@Vantage") who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $5,000 and a fee of $500 for each meeting attended. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 (($6,000) for the Chairman) for each committee meeting attended and a fee $1,500 for each meeting of the committee attended in person and/or $750 for each meeting attended by telephone. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Boards of Directors/Trustees of St. Clair, MFI, MFT and MFR adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each director/trustee who receive compensation from the Funds of the St. Clair, MFI, MFT and MFR to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each director/trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the director/trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring director/trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of the St. Clair, MFI, MFT and MFR to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A director/trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a director/trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

     The following table summarizes the compensation paid by St. Clair, MFI, MFT, MFR and @Vantage to their respective Directors/Trustees including committee fees for the calendar year ended December 31, 2000. Dr. Porter became a director as of February 25, 2001 therefore no compensation is reported for him for the last calendar year. Mr. Monahan was employed by the Advisor during the calendar year ended December 31, 2000, therefore he received no compensation during that year.

--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
                            Charles W.     John          Thomas B.     David J.    Joseph E.       Thomas D.
                            Elliott        Rakolta,      Bender        Brophy      Champagne       Eckert
                                           Jr.
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Aggregate Compensation
from:
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFI (15 portfolios)         $45,115        $40,426       $41,720       $41,881     $40,749         $42,366
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFT (14 portfolios)         $20,413        $18,291       $18,876       $18,949     $18,437         $19,169
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFR (4 portfolios)          $ 1,981        $ 1,775       $ 1,832       $ 1,839     $ 1,789         $ 1,860
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
St. Clair (6 portfolios)    $ 2,241        $ 2,008       $ 2,072       $ 2,080     $ 2,024         $ 2,104
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
@Vantage (1 portfolio)      $ 4,000        $ 4,000       $ 4,000       $ 4,000     $ 4,000         $ 4,000
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Pension Retirement
Benefits Accrued as Part
of Fund Expenses            None           None          None          None        None            None
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Estimated Annual Benefits
upon Retirement             None           None          None          None        None            None
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Total from the Fund
Complex                     $73,750        $66,500       $68,500       $68,750     $67,000         $69,500
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------

     As of the date of this SAI, no officer, director or employee of the Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator or the Transfer Agent, as defined below currently receives any compensation from the Company. As of July 30, 2001 the Directors and officers of the Company, as a group, owned less than 1% of outstanding shares of the Fund.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II, and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The amended and restated investment advisory agreement between the Advisor and the Company with respect to the Fund (the "Advisory Agreement") was approved by the Company's Board of Directors and by the shareholders. Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Board of Directors.

     The Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable with respect to the Fund by a vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Company, and the Advisory Agreement terminates automatically in the event of its assignment.

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.20% of average daily net assets of the Fund. The Advisor has contractually agreed to reduce the management fee for the Fund from 0.20% of average daily net assets to 0.12% of average daily net assets through April 30, 2002.

     Distribution Agreement. The Company has entered into an amended and restated combined distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of Fund shares (excluding preparation and printing expenses necessary for the continued registration of the shares). The Distributor's principal offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Distribution and Services Arrangements - Class K, Y-2, and Class Y-3 Shares. The Fund has adopted an amended and restated combined Distribution and Service Plan (the "Plan") with respect to the Class K, Y-2, and Class Y-3 Shares pursuant to which it uses its assets to finance activities relating to distribution of its shares and the provision of certain shareholder services.

     Under the Plan for Class K Shares, the Distributor is paid an annual service fee of up to 0.25% of the valued average daily net assets of the Class K Shares of the Fund. For Class Y-2 and Class Y-3 Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class Y-2 and Class Y-3 Shares of the Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class Y-2 and Class Y-3 Shares of the Fund.

     Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to the Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

     The Directors have determined that the Plan will benefit the Company and its respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds and (iv) maintaining a competitive sales structure in the mutual fund industry.

     The Distributor expects to pay sales commissions to dealers authorized to sell the Fund's shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

     Comerica. As stated in the Fund's Class K Shares Prospectus, Class K Shares of the Fund are sold to customers of financial institutions. Such financial institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries and other institutions that have entered into agreements with the Company for shareholder services for their customers.

     Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company pursuant to a combined amended and restated administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Fund.

     The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

     Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (the "Custodian") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Company, State Street computes the Fund's net asset value and keeps the book account for the Fund.

     Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Company pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Fund.

     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receives a separate fee for its services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and the fact that neither the Administrator, the Custodian nor the Transfer Agent is affiliated with the Company or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

     Except as noted in this SAI, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the Company's other portfolios. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODE OF ETHICS

     St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Advisor determines which securities are to be sold and purchased by the Fund and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisor generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, nor would the receipt of such information reduce the Advisor's fees. Such information may be useful to the Advisor in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to the Fund.

     The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Distributor, or their affiliates.

     Investment decisions for the Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisor. Such accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

     The Fund does not intend to seek profits through short-term trading. Since the Fund will invest only in short-term debt instruments, brokerage commissions will not normally be paid, and portfolio turnover is not expected to have a material effect on the net income of the Fund. The Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Purchases. Purchases and redemptions are discussed in the Fund's Prospectus and such information is incorporated herein by reference.

     Redemptions. The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

     In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

     In-kind Purchases. Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that
(1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                                 NET ASSET VALUE

     The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7, as amended, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements, variable and floating rate instruments, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors.

     The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming shares in kind.

     Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

     Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

     In determining the approximate market value of portfolio investments, St. Clair may employ pricing services selected by the Advisor, and approved by the Board of Directors, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the St. Clair's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.

     Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Fund, which have been approved by the Board of Directors. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

     Minutes of all Pricing Committee meetings are provided to the Board of Directors and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Boards' input on any particular issue.

                                      YIELD

     The Fund's annual standardized 7-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective annualized yield is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

     From time to time, in advertisements or in reports to shareholders, the Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

     The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M, of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business.

     Distributions of net investment income received by the Fund and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

     The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held the Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gains. Capital gain dividends are not eligible for the dividends-received deduction.

     In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Company that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     Disposition of Shares. Upon the redemption, sale or exchange of shares of the Fund, a shareholder may realize a capital gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     Constructive Sales. Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Other Taxation. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Company's Board of Directors have authorized the issuance of shares of common stock representing interests in Liquidity Plus Money Market Fund, Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund, Munder Institutional Money Market Fund and Munder Institutional Government Money Market Fund. The Fund offers four classes: Class K, Class Y, Class Y-2 and Class Y-3 shares.

     Shares have non-cumulative voting rights and, accordingly, the holders of 50% of the Fund's outstanding shares may elect all directors. Shares of the Fund have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Fund's Prospectus and this SAI, the Fund's shares will be fully paid and nonassessable.

     The Board of Directors has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of the Fund. The Multi-Class Plan provides that shares of each class of the Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Class Y-2 Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class Y-2 Plan, only Class Y-3 Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class Y-3 Plan and only Class K Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, Framlington or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors/Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter, (i) unless it is clear that the interests of the Fund in the matter are substantially identical or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to the Fund.

     Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect directors. Except as set forth above, the directors will continue to hold office and may appoint successor Directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Fund and the Company's other portfolios, if any, (voting together without regard to class).

                                OTHER INFORMATION

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as counsel to the Company. The law firm of Morgan, Lewis and Bockius, 1800 M Street, NW Washington D.C. 20006 serves as counsel to the Independent Directors.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Company's independent auditors.

     Shareholder Approvals. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

     This SAI and the Fund's Prospectus do not contain all the information included in the, Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

     Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respect by such reference.

                              FINANCIAL STATEMENTS

     As of the date of this SAI, the Fund had not commenced operations and therefore had no audited or unaudited financial statements.

                                    APPENDIX

                              - Rated Investments -

Corporate Bonds
---------------

     From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality.
     ------
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all
     -----
standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A": Bonds that are rated "A" possess many favorable investment attributes
     ----
and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa": Bonds that are rated "Baa" are considered as medium grade
     ------
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba": Bonds that are rated "Ba" are judged to have speculative elements;
     -----
their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B": Bonds that are rated "B" generally lack characteristics of desirable
     ----
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be
     ------
in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     From Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to
     ------
pay interest and repay principal is extremely strong.

     "AA": Debt rated "AA" has a very strong capacity to pay interest and repay
     -----
principal and differs from "AAA" issues by a small degree.

     "A": Debt rated "A" has a strong capacity to pay interest and repay
     ----
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay
     ------
interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as
     --------------------
predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Rated commercial paper purchased by the Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by the Fund's Board of Directors.

                     MUNDER INSTITUTIONAL MONEY MARKET FUND
                      Class Y-2 Shares and Class Y-3 Shares


                       STATEMENT OF ADDITIONAL INFORMATION

                    July 31, 2001 as Restated September 4, 2001

     This Statement of Additional Information ("SAI"), which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to Class Y-2 shares and Class Y-3 shares representing interests in the Munder Institutional Money Market Fund (the "Fund") is a diversified portfolio of St. Clair Funds, Inc. (the "Company" or "St. Clair") This SAI is not a prospectus, and should be read only in conjunction with the Fund's applicable Prospectus for Class Y-2 shares or Class Y-3 shares dated July 31, 2001. The financial statements for the Fund including the notes thereto, dated December 31, 2000, are incorporated by reference into this SAI from the annual report for the Fund. A copy of the Prospectus or annual report may be obtained free of charge through Funds Distributor, Inc. (the "Distributor"), or by calling the Fund at (800) 438-5789.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

                                                                           Page
History and General Information ........................................      3
Fund Investments .......................................................      3
Investment Limitations .................................................     11
Management of the Fund .................................................     12
Investment Advisory and Other Service Arrangements .....................     16
Code of Ethics .........................................................     19
Portfolio Transactions .................................................     19
Additional Purchase and Redemption Information .........................     20
Net Asset Value ........................................................     20
Yield ..................................................................     22
Taxes ..................................................................     22
Additional Information Concerning Shares ...............................     25
Other Information ......................................................     26
Registration Statement .................................................     26
Financial Statements ...................................................     27
Appendix ...............................................................    A-1

     No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                         HISTORY AND GENERAL INFORMATION

     The Company is an open-end management investment company. The Company was organized as a Maryland corporation on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996.

     The Fund is a diversified mutual fund. As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management (the "Advisor" or "MCM"), a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). MCM was founded in April 1985 as a Delaware corporation and was a registered investment advisor. WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 95% of the partnership interests in the Advisor.

                                FUND INVESTMENTS

     The following supplements the information contained in the Fund's Prospectus concerning the investment objectives and policies of the Fund. The Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective or goal.

     A description of the applicable credit ratings is set forth in Appendix A to this SAI.

     Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. When the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

     Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.

     Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

     Borrowing. The Fund is authorized to borrow money in an amount up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. The Fund may not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets.

     Commercial Paper. Investments by the Fund in commercial paper will consist of issuers having at the time, a quality rating within the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

     Foreign Securities. The Fund may invest its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investment it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than their actual market values and they may be adverse to the Fund.

     Guaranteed Investment Contracts. The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

     Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     The Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors, such as the Fund, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Directors. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. It is the policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Administrator, the Custodian, the Distributor or their affiliates.

     For hedging or other purposes, the Fund may invest in investment companies which seek to track the composition and/or performance of specific indexes or portions of specific indexes. Such investment companies may be traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of index-based, exchange traded investment companies include: SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM) and NASDAQ 100 Shares.

     Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors.

     Municipal Obligations. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Company cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

     The Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

     Repurchase Agreements. The Fund may agree to purchase securities from financial institutions such as banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

     The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in cash, U.S. Government securities or other liquid securities designated on the books of the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Stripped Securities. The Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     The Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

     In addition, the Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Directors. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

     U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     Certain banks and brokerage firms have separated the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped principal or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

     Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof) or if the instruments are deemed to have shorter maturities in accordance with the current regulations of the SEC. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     In determining average weighted portfolio maturity of the Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

     In determining average weighted portfolio maturity of the Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

     Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

     The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss in the event of a default by the issuer or during periods in which the Fund is not entitled to exercise its demand rights.

     Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     All obligations, including any underlying guarantees, must be deemed by the Advisor to present minimal credit risks, pursuant to guidelines approved by the Board of Directors. See the "Appendix" for a description of applicable ratings.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (also called delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

     The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

     When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                             INVESTMENT LIMITATIONS

     The Fund is subject to the investment restrictions and limitations listed below which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

The Fund may not:

     1. Purchase securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. However, as an operating policy, the Fund intends to adhere to this 5% limitation with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act;

     2. Purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation;

     3. Invest 25% or more of the Fund's total assets in one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations;
          (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services -- for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered separate industry;

     4. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations;

     5. Borrow money, except for temporary purposes in amounts up to one-third of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

     6. Knowingly invest more than 10% of its total assets in illiquid securities including time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice;

     7. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 5 above;

     8. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     9. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

     10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or

     11. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of financial futures contracts and options on financial futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

     1. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

     2. Invest in other investment companies except as permitted under the 1940 Act; or

     3.   Make investments for the purpose of exercising control or management.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation. In addition, if the Fund's holdings of illiquid securities exceed 10% because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             MANAGEMENT OF THE FUND
                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a director is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address                           Position(s)              Principal Occupation(s)
and Age                                 with the Fund**          During Past 5 Years
-------                                 ---------------          -------------------
Charles W. Elliott                      Director and Chairman    Senior Advisor to the President, Western Michigan
1024 Essex Circle                                                University (July 1995 through December 1998).
Kalamazoo, MI 49008                                              Director, Steelcase Financial Corporation.
Age 69.

John Rakolta, Jr.                       Director and Vice        Chairman and Chief Executive Officer, Walbridge
1876 Rathmor                            Chairman                 Aldinger Company (construction company) (1991 to
Bloomfield Hills, MI 48304                                       present).
Age 54.

Thomas B. Bender                        Director                 Director, Disciplined Growth Investors (investment 7
Wood Ridge Road                                                  management firm) (December 1999 to present); Partner, Glen
Arbor, MI 49636                                                  Financial & Investment Management Group (April 1991 to
Age 68.                                                          December 1999).

Dr. David Brophy                        Director                 Professor, University of Michigan (since August
1025 Martin Place                                                1966).  Director, River Place Financial Corporation
Ann Arbor, MI 48104                                              (since 1982).
Age 65.

Dr. Joseph E. Champagne                 Director                 Vice President, Macomb College (since 2001; Dean,
319 East Snell Road                                              Macomb College (since September 1997); Corporate and
Rochester, MI 48306                                              Executive Consultant (since September 1993).  Chairman
Age 63.                                                          of Board of Directors, Ross Controls of Troy, Michigan
                                                                 (manufacturing and engineering corporation).

Name, Address                           Position(s)              Principal Occupation(s)
and Age                                 with the Fund**          During Past 5 Years
-------                                 ---------------          -------------------
Thomas D. Eckert                        Director                 President and Chief Executive Officer, Capital
10726 Falls Pointe Drive                                         Automotive REIT (real estate investment trust
Great Falls, VA 22066                                            specializing in retail automotive properties) (since November
Age 53.                                                          1997); President, Mid-Atlantic Region of
                                                                 Pulte Home Corporation (developer of residential land
                                                                 and construction of housing units) (1983 to 1997).
                                                                 Director, Capital Automotive REIT (real estate
                                                                 investment trust specializing in retail automotive
                                                                 properties).

Dr. Arthur T. Porter                    Director                 President and Chief Executive Officer of the Detroit
12251 Jacoby Rd                                                  Medical Center (May 1999 to present); Executive Vice
Milford, MI 48201                                                President and Chief Operating Officer of Detroit
Age 45.                                                          Medical Center (February 1999 to May 1999); Professor
                                                                 with Tenure and Chairman of Radiation Oncology of Wayne
                                                                 State University School of Medicine (1991 to 1999);
                                                                 Radiation Oncologist in Chief of Detroit Medical Center
                                                                 (1991 to 1999); President and Chief Executive Officer
                                                                 of Radiation Oncology Research and Development Center
                                                                 (1991 to 1999); Chief, Gershenson Radiation Oncology
                                                                 Center-Harbor Hospital (1991 to 1999).
                                                                 Chairman of the Board of Chancellors of the American
                                                                 College of Radiation Oncology; Director, Board of
                                                                 Scientific Counselors of National Cancer Institute
                                                                 (USA); Director, Detroit Economic Club.

Michael T. Monahan*                     Director                 President of Monahan Enterprises, LLC (consulting
3707 W. Maple Rd.                                                company) (June 1999 to present); Chairman of the
Suite 102                                                        Advisor (January 2000 to December 2000); Chief
Bloomfield Hills, MI 48301                                       Executive Officer of the Advisor (October 1999 to
Age 62.                                                          December 1999); President of Comerica Incorporated
                                                                 (February 1992 to June 1999); President of Comerica
                                                                 Bank (February 1992 to June 1999). Director,
                                                                 Framlington Group plc (December 1999 to present);
                                                                 Director, Hertz Corporation; Director, Jacobson Stores,
                                                                 Inc.

James C. Robinson                       President                Chief Executive Officer of the Advisor (January 2000
480 Pierce Street                                                to present) Executive Vice President of the Advisor
Suite 300                                                        (February 1998 to December 1999); Chief Investment
Birmingham, MI 48009                                             Officer/Fixed Income of the Advisor (January 1995 to
Age 40.                                                          December 1999).

Stephen J. Shenkenberg                  Vice President and       General Counsel to the Advisor (July 2000 to present);
480 Pierce Street                       Secretary                Deputy General Counsel of Strong Capital Management,
Suite 300                                                        Inc. (November 1996 to July 2000); Associate Counsel
Birmingham, MI 48009                                             of Strong Capital Management, Inc. (December 1992 to
Age 43.                                                          November 1996).

Name, Address                           Position(s)              Principal Occupation(s)
and Age                                 with the Fund**          During Past 5 Years
-------                                 ---------------          -------------------
Elyse G. Essick                         Vice President           Vice President and Director of Communications and
480 Pierce Street                                                Client Services of the Advisor (since January 1995).
Suite 300 Birmingham, MI 48009
Age 43.

Peter K. Hoglund                        Vice President           Chief Administration Officer of the Advisor (May 2000
480 Pierce Street                                                to present); Associate of Heartland Industrial
Suite 300                                                        Partners, a private equity group (October 1999 to May
Birmingham, MI 48009                                             2000); Sr. Portfolio Manager of the Advisor (January
Age 35.                                                          1995 to October 1999); Research Analyst of the Advisor
                                                                 (May 1993 to January 1995).

Cherie Ugorowski                        Treasurer                Controller of the Advisor (June 2001 to present); External
480 Pierce Street                                                Reporting Manager, Corporate Consolidation & Income Tax
Suite 300                                                        Accounting, DaimlerChrysler Corporation (June 2000 to
Birmingham, MI 48009                                             June 2001); External Reporting Specialist, DaimlerChrysler
Age 32.                                                          Corporation (September 1999 to June 2000); Manager, Audit
                                                                 and Business Advisory Practice, Arthur Andersen LLP (May 1995
                                                                 to September 1999).

David Rumph                             Assistant Treasurer      Analyst of the Advisor (May 2001 to present); Analyst,
480 Pierce Street                                                Controller's Group, Delphi Automotive Corp. (June 1999
Suite 300                                                        to April 2001); Manager, Mutual Fund Operations, First
Birmingham, MI 48009                                             Chicago NBD Bank's Pegasus Funds (May 1997 to May
Age 29.                                                          1999); Audit Senior, Arthur Andersen LLP (September
                                                                 1993 to April 1997).

Bradford E. Smith                       Assistant Treasurer      Manager of Mutual Fund Operations of the Advisor
480 Pierce Street                                                (March 2000 to present); Administrator of Mutual Fund
Suite 300                                                        Operations of the Advisor (August 1999 to February
Birmingham, MI 48009                                             2000); Assistant Vice President, Madison Mosaic, LLC
Age 29.                                                          (advisor to the Mosaic Funds) (September 1998 to July
                                                                 1999); Assistant Director of Shareholder Service, Madison
                                                                 Mosaic, LLC (April 1997 to August 1998); Cash Manager,
                                                                 GIT Funds (n.k.a. Mosaic Funds); (June 1996 to March
                                                                 1997); Registered Representative, GIT Investment
                                                                 Services, Inc. (January 1995 to May 1996).

Melanie Mayo West                       Assistant Secretary      Associate General Counsel of the Advisor (November
480 Pierce Street                                                2000 to present); Associate, Dykema Gossett PLLC
Suite 300                                                        (August 1998 to November 2000); Associate, Hertz,
Birmingham, MI 48009                                             Schram & Saretsky, P.C. (March 1998 to August 1998);
Age 34.                                                          Associate, Howard & Howard Attorneys, P.C. (May 1995
                                                                 to March 1998).

Mary Ann Shumaker                       Assistant Secretary      Associate General Counsel of the Advisor (since July
480 Pierce Street                                                1997); Associate, Miro Weiner & Kramer (law firm)
Suite 300                                                        (1991 to 1997).
Birmingham, MI 48009
Age 47.

______
** Individual holds the same position with The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust and The Munder @Vantage Fund.

     Trustees of The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR") who are not employees of the Advisor or any of its affiliates and Directors of St. Clair and The Munder Funds, Inc. ("MFI") who are not employees of the Advisor or any of its affiliates receive an aggregate fee from St. Clair, MFI, MFT and MFR for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 (($55,000) for the Chairman) and a fee of $3,500 for each Board meeting attended. Trustees of The Munder @Vantage Fund ("@Vantage") who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $5,000 and a fee of $500 for each meeting attended. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 (($6,000) for the Chairman) for each committee meeting attended and a fee $1,500 for each meeting of the committee attended in person and/or $750 for each meeting attended by telephone. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Boards of Directors/Trustees of St. Clair, MFI, MFT and MFR adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each director/trustee who receive compensation from the Funds of the St. Clair, MFI, MFT and MFR to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each director/trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the director/trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring director/trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of the St. Clair, MFI, MFT and MFR to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A director/trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a director/trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.


     The following table summarizes the compensation paid by St. Clair, MFI, MFT, MFR and @Vantage to their respective Directors/Trustees including committee fees for the calendar year ended December 31, 2000. Dr. Porter became a director as of February 25, 2001 therefore no compensation is reported for him for the last calendar year. Mr. Monahan was employed by the Advisor during the calendar year ended December 31, 2000, therefore he received no compensation during that year.

---------------------------------------------------------------------------------------------------------------
                            Charles W.     John          Thomas B.     David J.    Joseph E.       Thomas D.
                            Elliott        Rakolta, Jr.  Bender        Brophy      Champagne       Eckert
---------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from:
---------------------------------------------------------------------------------------------------------------
MFI (15 portfolios)         $45,115        $40,426       $41,720       $41,881     $40,749         $42,366
---------------------------------------------------------------------------------------------------------------
MFT (14 portfolios)         $20,413        $18,291       $18,876       $18,949     $18,437         $19,169
---------------------------------------------------------------------------------------------------------------
MFR (4 portfolios)          $ 1,981        $ 1,775       $ 1,832       $ 1,839     $ 1,789         $ 1,860
---------------------------------------------------------------------------------------------------------------
St. Clair (6 portfolios)    $ 2,241        $ 2,008       $ 2,072       $ 2,080     $ 2,024         $ 2,104
---------------------------------------------------------------------------------------------------------------
@Vantage (1 portfolio)      $ 4,000        $ 4,000       $ 4,000       $ 4,000     $ 4,000         $ 4,000
---------------------------------------------------------------------------------------------------------------
Pension Retirement
Benefits Accrued as Part
of Fund Expenses            None           None          None          None        None            None
---------------------------------------------------------------------------------------------------------------
Estimated Annual Benefits
upon Retirement             None           None          None          None        None            None
---------------------------------------------------------------------------------------------------------------
Total from the Fund
Complex                     $73,750        $66,500       $68,500       $68,750     $67,000         $69,500
---------------------------------------------------------------------------------------------------------------

     As of the date of this SAI, no officer, director or employee of the Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator or the Transfer Agent, as defined below, nor any Director who is an interested person of the Company currently receives any compensation from the Company. As of July 30, 2001 the Directors and officers of the Company, as a group, owned less than 1% of outstanding shares of the Fund.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisor. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II, and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

     The amended and restated investment advisory agreement between the Advisor and the Company with respect to the Fund (the "Advisory Agreement") was approved by the Company's Board of Directors and by the shareholders. Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Board of Directors.

     The Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable with respect to the Fund by a vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Company, and the Advisory Agreement terminates automatically in the event of its assignment.

     For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of 0.20% of average daily net assets of the Fund. The Advisor has contractually agreed to reduce the management fee for the Fund from 0.20% of average daily net assets to 0.12% of average daily net assets through April 30, 2002. The Advisor expects to voluntarily reimburse expenses for the current fiscal year for the Money Market Fund. The Advisor may discontinue such expense reimbursements at any time, in its sole discretion.

     For the period from commencement of operations on January 4, 1999 through December 31, 1999, the Advisor received fee in the amount of $201,820 for the Fund. For the period from commencement of operations on January 4, 1999 through December 31, 1999, the Adviser voluntarily waived fees and reimbursed expenses in the amounts $0 and $177,469 for the Fund.

     For the fiscal year ended December 31, 2000, the Advisor received fees in the amount of $239,255 for the Fund. For the fiscal year ended December 31, 2000, the Adviser voluntarily waived fees and reimbursed expenses in the amounts of $29,624 and $151,473 for the Fund.

     Distribution Agreement. The Company has entered into an amended and restated combined distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of Fund shares (excluding preparation and printing expenses necessary for the continued registration of the shares). The Distributor's principal offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Distribution and Services Arrangements - Class Y-2 and Class Y-3 Shares. The Fund has adopted an amended and restated combined Distribution and Service Plan (the "Plan") with respect to its Class Y-2 and Class

Y-3 Shares pursuant to which it uses its assets to finance activities relating to distribution of its shares and the provision of certain shareholder services. Under the Plan for Class Y-2 and Class Y-3 Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class Y-2 and Class Y-3 Shares of the Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class Y-2 and Class Y-3 Shares of the Fund.

     Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to the Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

     The Directors have determined that the Plan will benefit the Company and as respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Fund; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     The Distributor expects to pay sales commissions to dealers authorized to sell the Fund's shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

     Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company pursuant to a combined amended and restated administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Fund.

     The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

     For the period from commencement on January 4, 1999 through December 31, 1999, the administration fees of State Street accrued were $11,907 for the Fund.

     For the fiscal year ended December 31, 2000, the administration fees of State Street accrued were $13,969 for the Fund.

     Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (the "Custodian") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Company, State Street computes the Fund's net asset value and keeps the book account for the Fund.

     Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Company pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Fund.

     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receives a separate fee for its services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and the fact that neither the Administrator, the Custodian nor the Transfer Agent is affiliated with the Company or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

     Except as noted in this SAI, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the Company's other portfolios. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODE OF ETHICS

     St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Advisor determines which securities are to be sold and purchased by the Fund and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisor generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, nor would the receipt of such information reduce the Advisor's fees. Such information may be useful to the Advisor in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to the Fund.

     The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Distributor, or their affiliates.

     Investment decisions for the Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisor. Such accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

     The Fund does not intend to seek profits through short-term trading. Since the Fund will invest only in short-term debt instruments, brokerage commissions will not normally be paid, and portfolio turnover is not expected to have a material effect on the net income of the Fund. The Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Purchases. Purchases and redemptions are discussed in the Fund's Prospectus and such information is incorporated herein by reference.

     Redemptions. The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

     In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

     In-kind Purchases. Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that
(1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                                 NET ASSET VALUE

     The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7, as amended, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements, variable and floating rate instruments, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors.

     The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming shares in kind.

     Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

     Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

     In determining the approximate market value of portfolio investments, St. Clair may employ pricing services selected by the Advisor, and approved by the Board of Directors, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the St. Clair's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.

     Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Fund, which have been approved by the Board of Directors. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing

Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

     Minutes of all Pricing Committee meetings are provided to the Board of Directors and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Boards' input on any particular issue.

                                      YIELD

     The Fund's annual standardized 7-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective annualized yield is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

     From time to time, in advertisements or in reports to shareholders, the Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

     The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M, of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business.

     Distributions of net investment income received by the Fund and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

     The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held the Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gains. Capital gain dividends are not eligible for the dividends-received deduction.

     In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Company that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     Disposition of Shares. Upon the redemption, sale or exchange of shares of the Fund, a shareholder may realize a capital gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     Constructive Sales. Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

     Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Other Taxation. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Company's Board of Directors have authorized the issuance of shares of common stock representing interests in Liquidity Plus Money Market Fund, Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund, Munder Institutional Money Market Fund and Munder Institutional Government Money Market Fund. The Fund offers four classes: Class K, Class Y, Class Y-2 and Class Y-3 shares. Class Y-2 and Y-3 are described in this SAI.

     Shares have non-cumulative voting rights and, accordingly, the holders of 50% of the Fund's outstanding shares may elect all directors. Shares of the Fund have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Fund's Prospectus and this SAI, the Fund's shares will be fully paid and nonassessable.

     The Board of Directors has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of the Fund. The Multi-Class Plan provides that shares of each class of the Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Class Y-2 Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class Y-2 Plan, only Class Y-3 Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class Y-3 Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, Framlington or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Directors/Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. The Fund is affected by a matter, (i) unless it is clear that the interests of the Fund in the matter are substantially identical or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to the Fund.

     Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect directors. Except as set forth above, the directors will continue to hold office and may appoint successor Directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Fund and the Company's other portfolios, if any, (voting together without regard to class).

                                OTHER INFORMATION

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as counsel to the Company. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW Washington D.C. 20006 serves as counsel to the Independent Directors.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Company's independent auditors.

     Control Persons and Principal Holders of Securities. As of July 2, 2001 the following persons were beneficial owners of 5% or more of the outstanding shares of the Fund because they possessed voting or investment power with respect to such shares:


                                                                  Percentage of
                                                                  Total Shares
Name of Fund         Class             Name and Address           Outstanding
------------         -----             ----------------           -----------
Money Market Fund    Class Y Shares    Calhoun & Co.              99.98%
                                       c/o Comerica Bank Detroit
                                       Attn: Vicky Froehlich
                                       P.O. Box 75000
                                       Detroit, MI 48275-3455


The Class K, Class Y-2 and Class Y-3 shares of the Fund had not opened as of the date of this SAI.

     Shareholder Approvals. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

     This SAI and the Fund's Prospectus do not contain all the information included in the, Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

     Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respect by such reference.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund including the notes thereto, dated December 31, 2000 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Report of the Company dated as of December 31, 2000.

                                    APPENDIX

                              - Rated Investments -

Corporate Bonds
---------------

     From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality.
     -----
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":  Bonds that are rated "Aa" are judged to be of high-quality by all
     ----
standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":   Bonds that are rated "A" possess many favorable investment
     ---
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa": Bonds that are rated "Baa" are considered as medium grade
     -----
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":  Bonds that are rated "Ba" are judged to have speculative elements;
     ----
their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":   Bonds that are rated "B" generally lack characteristics of desirable
     ---
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa": Bonds that are rated "Caa" are of poor standing. These issues may be
     -----
in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     From Standard & Poor's Corporation ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to
     -----
pay interest and repay principal is extremely strong.

     "AA":  Debt rated "AA" has a very strong capacity to pay interest and repay
     ----
principal and differs from "AAA" issues by a small degree.

     "A":   Debt rated "A" has a strong capacity to pay interest and repay
     ---
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay
     -----
interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as
     -------------------
predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

     The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Rated commercial paper purchased by the Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by the Fund's Board of Directors.

                        LIQUIDITY PLUS MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                  April 30, 2001 as Restated September 4, 2001

     Liquidity Plus Money Market Fund (the "Fund") is a diversified portfolio of St. Clair Funds, Inc. (the "Company" or "St. Clair"), an open-end management investment company. The Fund's investment advisor is Munder Capital Management.

     This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Fund's Prospectus dated April 30, 2001 and has been filed with the Securities and Exchange Commission ("SEC") as part of the Company's Registration Statement. This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus dated April 30, 2001. The financial statements for the Fund including the notes thereto, dated December 31, 2000, are incorporated by reference into this SAI from the annual report of the Fund. A copy of the Prospectus or annual report may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling the Fund at (800) 438-5789.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

                                                                                          Page
History and General Information........................................................     3
Fund Investments ......................................................................     3
Investment Limitations ................................................................    11
Management of the Fund ................................................................    13
Investment Advisory and Other Service Arrangements ....................................    17
Code of Ethics ........................................................................    20
Portfolio Transactions ................................................................    20
Additional Purchase and Redemption Information ........................................    21
Net Asset Value .......................................................................    21
Yield .................................................................................    23
Taxes .................................................................................    23
Additional Information Concerning Shares ..............................................    26
Other Information .....................................................................    27
Registration Statement ................................................................    27
Financial Statements ..................................................................    28
Appendix ..............................................................................   A-1

        No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.
                                       2

                         HISTORY AND GENERAL INFORMATION

     The Company is an open-end  management  investment  company.  The
Company was organized as a Maryland corporation on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996.

     As stated in the Prospectus, the investment advisor of the Fund is Munder Capital Management (the "Advisor" or "MCM"), a Delaware general partnership. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). MCM was founded in April 1985 as a Delaware corporation and was a registered investment advisor. WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated which owns or controls approximately 95% of the partnership interests in the Advisor.

     Shares of the Fund are sold only to Comerica Bank, its affiliate and subsidiary banks, and certain other institutional investors ("Institutional Investors"). Shares may be purchased by Institutional Investors for investment of their own funds, or for funds of their customer accounts ("Customer Accounts") for which they serve in a fiduciary, agency or custodial capacity. Shares are sold and redeemed without the imposition of a purchase or redemption charge by the Fund, although Institutional Investors that are record owners of Shares for their Customer Accounts may charge their customers separate account fees.

                                FUND INVESTMENTS

     The following supplements the information contained in the Fund's Prospectus concerning the investment objectives and policies of the Fund. The Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its objective or goal.

     A description of the applicable credit ratings is set forth in Appendix A to this SAI.

     Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. When the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

     Bank Obligations. The Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured.

     Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

     Borrowing. The Fund is authorized to borrow money in an amount up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. The Fund may not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets.

     Commercial Paper. Commercial paper (short-term promissory notes issued by corporations), including variable amount master demand notes, having short-term ratings at the time of purchase, must be rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") within the highest rating category assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund's rating criteria, the Fund may require that the issuer's obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

     Foreign Securities. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers such as foreign commercial paper and obligations of foreign banks. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is
                                       4
less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investment it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than their actual market values and they may be adverse to the Fund.

         Guaranteed Investment Contracts. The Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

         Illiquid Securities. The Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

         The Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors, such as the Fund, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule
                                       5

144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Directors. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         Investment Company Securities. The Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. It is the policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Administrator, the Custodian, the Distributor or their affiliates.

         For hedging or other purposes, the Fund may invest in investment companies which seek to track the composition and/or performance of specific indexes or portions of specific indexes. Such investment companies may be traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of index-based, exchange traded investment companies include: SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM) and NASDAQ 100 Shares.

         Lending of Portfolio Securities. To enhance the return on its portfolio, the Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors.

         Municipal Obligations. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.


         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Company cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

         The Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

         Repurchase Agreements. The Fund may agree to purchase securities from financial institutions such as banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

         The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in cash, U.S. Government securities or other liquid securities designated on the books of the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         Stripped Securities. The Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

         Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

         The Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

         In addition, the Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

         The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

         Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

         The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Directors. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

         U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal

Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

         The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

         Certain banks and brokerage firms have separated the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Fund will not purchase any such receipts or certificates representing stripped principal or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

         Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof) or if the instruments are deemed to have shorter maturities in accordance with the current regulations of the SEC. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         In determining average weighted portfolio maturity of the Fund, short-term variable rate securities shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and short-term floating rate securities shall be deemed to have a maturity of one day. For purposes of this paragraph, "short-term" with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

         In determining average weighted portfolio maturity of the Fund, long-term variable rate securities shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, and long-term floating rate securities shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, "long-term" with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

         Variable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment. Floating rate government securities shall be deemed to have a remaining maturity of one day.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss in the event of a default by the issuer or during periods in which the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

         All obligations, including any underlying guarantees, must be deemed by the Advisor to present minimal credit risks, pursuant to guidelines approved by the Board of Directors. See the "Appendix" for a description of applicable ratings.

         When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (also called delayed-delivery transactions) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Yields and Ratings. The yields on certain obligations, including the money market instruments in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                             INVESTMENT LIMITATIONS

         The Fund is subject to the investment restrictions and limitations listed below which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Other Information-Shareholder Approvals").

The Fund may not:

         1. Purchase securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. However, as an operating policy, the Fund intends to adhere to this 5% limitation with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act;

         2. Purchase more than 10% of the outstanding voting securities of any issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation;

         3. Invest 25% or more of the Fund's total assets in one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances, and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services -- for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered separate industry;

         4. Make loans, except that the Fund may purchase or hold certain debt instruments and enter into repurchase agreements, in accordance with its policies and limitations;

         5. Borrow money, except for temporary purposes in amounts up to one-third of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

         6. Knowingly invest more than 10% of its total assets in illiquid securities including time deposits with maturities longer than seven days and repurchase agreements providing for settlement more than seven days after notice;

         7. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 5 above;

         8. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

         9. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

         10. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or

         11. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of financial futures contracts and options on financial futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

         1. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

         2. Invest in other investment companies except as permitted under the 1940 Act; or

         3. Make investments for the purpose of exercising control or management.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation. In addition, if the Fund's holdings of illiquid securities exceed 10% because of changes in the value of the Fund's investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             MANAGEMENT OF THE FUND
                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a director is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Fund**                 During Past 5 Years
-------                                 ---------------                 -------------------
Charles W. Elliott                      Director and Chairman           Senior Advisor to the President, Western Michigan
1024 Essex Circle                                                       University (July 1995 through December 1998).
Kalamazoo, MI 49008                                                     Director, Steelcase Financial Corporation.
Age 69.

John Rakolta, Jr.                       Director and Vice Chairman      Chairman and Chief Executive Officer, Walbridge
1876 Rathmor                                                            Aldinger Company (construction company) (1991 to
Bloomfield Hills, MI 48304                                              present).
Age 54.

Thomas B. Bender                        Director                        Director, Disciplined Growth Investors (investment
7 Wood Ridge Road                                                       management firm) (December 1999 to present);
Glen Arbor, MI 49636                                                    Partner, Financial & Investment Management Group
Age 68.                                                                 (April 1991 to December 1999).

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Fund**                 During Past 5 Years
-------                                 ---------------                 -------------------
David J. Brophy                         Director                        Professor, University of Michigan (since August
1025 Martin Place                                                       1966).  Director, River Place Financial
Ann Arbor, MI 48104                                                     Corporation (since 1982).
Age 65.

Dr. Joseph E. Champagne                 Director                        Vice President, Macomb College (since 2001; Dean,
319 East Snell Road                                                     Macomb College (since September 1997); Corporate
Rochester, MI 48306                                                     and Executive Consultant (since September 1993).
Age 63.                                                                 Chairman of Board of Directors, Ross Controls of
                                                                        Troy, Michigan manufacturing and engineering corporation).

Thomas D. Eckert                        Director                        President and Chief Executive Officer, Capital
10726 Falls Pointe Drive                                                Automotive REIT (real estate investment trust
Great Falls, VA 22066                                                   specializing in retail automotive properties)
Age 53.                                                                 (since November 1997); President, Mid-Atlantic
                                                                        Region of Pulte Home Corporation developer of
                                                                        residential land and construction of housing units)
                                                                        (1983 to 1997). Director, Capital Automotive REIT
                                                                        (real estate investment trust pecializing in etail
                                                                        automotive properties).

Dr. Arthur T. Porter                    Director                        President and Chief Executive Officer of the
12251 Jacoby Rd                                                         Detroit Medical Center (May 1999 to present);
Milford, MI 48201                                                       Executive Vice President and Chief Operating
Age 45.                                                                 Officer of Detroit Medical Center (February 1999
                                                                        to May 1999); Professor with Tenure and Chairman
                                                                        of Radiation Oncology of Wayne State University
                                                                        School of Medicine (1991 to 1999); Radiation Oncologist
                                                                        in Chief of Detroit Medical Center (1991 to 1999);
                                                                        President and Chief Executive Officer of Radiation Oncology
                                                                        Research and Development Center (1991 to 1999); Chief,
                                                                        Gershenson Radiation Oncology Center-Harbor Hospital
                                                                        (1991 to 1999). Chairman of the Board of Chancellors of the
                                                                        American College of Radiation Oncology; Director, Board of
                                                                        Scientific Counselors of National Cancer Institute (USA);
                                                                        Director, Detroit Economic Club.

Michael T. Monahan                      Director                        President of Monahan Enterprises, LLC (consulting
3707 W. Maple Rd.                                                       company) (June 1999 to present); Chairman of the
Suite 102                                                               Advisor (January 2000 to December 2000); Chief
Bloomfield Hills, MI 48301                                              Executive Officer of the Advisor (October 1999 to
Age 62.                                                                 December 1999); President of Comerica Incorporated
                                                                        (February 1992 to June 1999); President of Comerica Bank
                                                                        (February 1992 to June 1999). Director, Framlington Group
                                                                        plc (December 1999 to present); Director, Hertz
                                                                        Corporation; Director, Jacobson Stores, Inc.

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Fund**                 During Past 5 Years
-------                                 ---------------                 -------------------
James C. Robinson                       President                       Chief Executive Officer of the Advisor (January
480 Pierce Street                                                       2000 to present) Executive Vice President of the
Suite 300                                                               Advisor (February 1998 to December 1999); Chief
Birmingham, MI 48009                                                    Investment Officer/Fixed Income of the Advisor
Age 40.                                                                 (January 1995 to December 1999).

Stephen J. Shenkenberg                  Vice President and Secretary    General Counsel to the Advisor (July 2000 to
480 Pierce Street                                                       present); Deputy General Counsel of Strong Capital
Suite 300                                                               Management, Inc. (November 1996 to July 2000);
Birmingham, MI 48009                                                    Associate Counsel of Strong Capital Management,
Age 43.                                                                 Inc. (December 1992 to November 1996).

Elyse G. Essick                         Vice President                  Vice President and Director of Communications and
480 Pierce Street                                                       Client Services of the Advisor (since January
Suite 300                                                               1995).
Birmingham, MI 48009
Age 42.


Peter K. Hoglund                        Vice President                  Chief Administration Officer of the Advisor (May
480 Pierce Street                                                       2000 to present); Associate of Heartland
Suite 300                                                               Industrial Partners, a private equity group
Birmingham, MI 48009                                                    (October 1999 to May 2000); Sr. Portfolio Manager
Age 35.                                                                 of the Advisor (January 1995 to October 1999);
                                                                        Research Analyst of the Advisor May 1993 to January 1995).

Cherie Ugorowski                        Treasurer                       Controller of the Advisor (June 2001 to present); External
480 Pierce Street                                                       Reporting Manager, Corporate Consolidation & Income Tax
Suite 300                                                               Accounting, DaimlerChrysler Corporation (June 2000 to
Birmingham, MI 48009                                                    June 2001); External Reporting Specialist, DaimlerChrysler
Age 32.                                                                 Corporation (September 1999 to June 2000); Manager, Audit
                                                                        and Business Advisory Practice, Arthur Andersen LLP (May
                                                                        1995 to September 1999).

David Rumph                             Assistant Treasurer             Analyst of the Advisor (May 2001 to present);
480 Pierce Street                                                       Analyst, Controller's Group, Delphi Automotive
Suite 300                                                               Corp. (June 1999 to April 2001); Manager, Mutual
Birmingham, MI 48009                                                    Fund Operations, First Chicago NBD Bank's Pegasus
Age 29.                                                                 Funds (May 1997 to May 1999); Audit Senior, Arthur
                                                                        Andersen LLP (September 1993 to April 1997).

Bradford E. Smith                       Assistant Treasurer             Manager of Mutual Fund Operations of the Advisor
480 Pierce Street                                                       (March 2000 to present); Administrator of Mutual
Suite 300                                                               Fund Operations of the Advisor (August 1999 to
Birmingham, MI 48009                                                    February 2000); Assistant Vice President, Madison
Age 29.                                                                 Mosaic, LLC (advisor to the Mosaic Funds) September 1998
                                                                        to July 1999); Assistant Director of Shareholder Service,
                                                                        Madison Mosaic, LLC (April 1997 to August 1998); Cash
                                                                        Manager, GIT Funds (n.k.a. Mosaic Funds); (June 1996 to
                                                                        March 1997); Registered Representative, GIT Investment
                                                                        Services, Inc. (January 1995 to May 1996).

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Fund**                 During Past 5 Years
-------                                 ---------------                 -------------------
Melanie Mayo West                       Assistant Secretary             Associate General Counsel of the Advisor (November
480 Pierce Street                                                       2000 to present); Associate, Dykema Gossett PLLC
Suite 300                                                               (August 1998 to November 2000); Associate, Hertz,
Birmingham, MI 48009                                                    Schram & Saretsky, P.C. (March 1998 to August
Age 34.                                                                 1998); Associate, Howard & Howard Attorneys, P.C.
                                                                        (May 1995 to March 1998).

Mary Ann Shumaker                       Assistant Secretary             Associate General Counsel of the Advisor (since
480 Pierce Street                                                       July 1997); Associate, Miro Weiner & Kramer (law
Birmingham, MI 48009                                                    Suite 300 firm) (1991 to 1997).
Age 47.


______
** Individual holds the same position with The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust and The Munder @Vantage Fund.

         Trustees of The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR") who are not employees of the Advisor or any of its affiliates and Directors of St. Clair and The Munder Funds, Inc. ("MFI") who are not employees of the Advisor or any of its affiliates receive an aggregate fee from St. Clair, MFI, MFT and MFR for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 (($55,000) for the Chairman) and a fee of $3,500 for each Board meeting attended. Trustees of The Munder @Vantage Fund ("@Vantage") who are not employees of the Advisor or any of its affiliates receive an annual retainer fee of $5,000 and a fee of $500 for each meeting attended. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 (($6,000) for the Chairman) for each committee meeting attended and a fee $1,500 for each meeting of the committee attended in person and/or $750 for each meeting attended by telephone. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

         The Boards of Directors/Trustees of St. Clair, MFI, MFT and MFR adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each director/trustee who receive compensation from the Funds of the St. Clair, MFI, MFT and MFR to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each director/trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the director/trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring director/trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of the St. Clair, MFI, MFT and MFR to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A director/trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a director/trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.


         The following table summarizes the compensation paid by St. Clair, MFI, MFT, MFR and @Vantage to their respective Directors/Trustees including committee fees for the calendar year ended December 31, 2000. Dr. Porter became a director as of February 25, 2001 therefore no compensation is reported for him for the last calendar year. Mr. Monahan was employed by the Advisor during the calendar year ended December 31, 2000, therefore he received no compensation during that year.

--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
                            Charles W.     John          Thomas B.     David J.    Joseph E.       Thomas D.
                            Elliott        Rakolta, Jr.  Bender        Brophy      Champagne       Eckert
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Aggregate Compensation
from:
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFI (15 portfolios)         $45,115        $40,426       $41,720       $41,881     $40,749         $42,366
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFT (14 portfolios)         $20,413        $18,291       $18,876       $18,949     $18,437         $19,169
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
MFR (4 portfolios)          $ 1,981        $ 1,775       $ 1,832       $ 1,839     $ 1,789         $ 1,860
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
St. Clair (6 portfolios)    $ 2,241        $ 2,008       $ 2,072       $ 2,080     $ 2,024         $ 2,104
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
@Vantage (1 portfolio)      $ 4,000        $ 4,000       $ 4,000       $ 4,000     $ 4,000         $ 4,000
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Pension Retirement
Benefits Accrued as Part
of Fund Expenses            None           None          None          None        None            None
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Estimated Annual Benefits
upon Retirement             None           None          None          None        None            None
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------
Total from the Fund
Complex                     $73,750        $66,500       $68,500       $68,750     $67,000         $69,500
--------------------------- -------------- ------------- ------------- ----------- --------------- ------------

         As of the date of this SAI, no officer, director or employee of the Advisor, Comerica Bank, the Custodian, the Distributor, the Administrator or the Transfer Agent, as defined below, nor any Director who is an interested person of the Company currently receives any compensation from the Company. As of March 30, 2001 the Directors and officers of the Company, as a group, owned less than 1% of outstanding shares of the Fund.


               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

         Investment Advisor. The Advisor of the Fund is Munder Capital Management, a Delaware general partnership. The general partners of the Advisor are WAM, WAM II, and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn is a wholly owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.

         The Investment Advisory Agreement between the Advisor and the Company with respect to the Fund (the "Advisory Agreement") was approved by the Company's Board of Directors and by the shareholders. Under the terms of the Advisory Agreement, the Advisor furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Company's Board of Directors.

         The Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. The Advisory Agreement is terminable with respect to the Fund by a vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Company, and the Advisory Agreement terminates automatically in the event of its assignment.

         For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Fund, computed daily and payable monthly, at an annual rate of .35% of average daily net assets of the Fund.

         For the fiscal year ended December 31, 1998, the Advisor received fees in the amount of $233,769.

         For the fiscal year ended December 31, 1999, the Advisor received fees in the amount of $334,228.

         For the fiscal year ended December 31, 2000, the Advisor received fees in the amount of $407,379.

         Distribution Agreement. The Company has entered into an amended and restated combined distribution agreement, under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of Fund shares (excluding preparation and printing expenses necessary for the continued registration of the shares). The Distributor's principal offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Distribution and Services Arrangements. The Fund has adopted an amended and restated combined distribution and service plan (the "Plan"), pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services. Under the Plan, the Distributor is paid an annual service fee of 0.25% of the value of average daily net assets of the Fund and an annual distribution fee at the rate of 0.10% of the value of average daily net assets of the Fund.

         Under the Plan, the distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the distributor itself) and other financial institutions and organizations (collectively, the Service Organizations) who provide shareholder services for the Fund. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         The Plan permits payments to be made by the Fund to the distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and the provision of certain shareholder services, including but not limited to the payment of compensation, including incentive compensation, to Service Organizations to obtain various distribution-related services for the Fund. The distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payments by the Fund of the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the distributor and accruals for interest on the amount of distribution expenses incurred by the distributor.

         Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Board of Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to the Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

         The Directors have determined that the Plan will benefit the Company and its respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Fund; and (iv) maintaining a competitive sales structure in the mutual fund industry.

         The Distributor expects to pay sales commissions to dealers authorized to sell the Fund's shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Fund's shares to support their sales efforts.

         During the fiscal year ended December 31, 1998, the Fund paid the Distributor service fees in the amount of $171,241 and distribution fees in the amount of $68,496.

         During the fiscal year ended December 31, 1999, the Fund paid the Distributor service fees in the amount of $237,302 and distribution fees in the amount of $96,926.

         During the fiscal year ended December 31, 2000, the Fund paid the Distributor service fees in the amount of $290,985 and distribution fees in the amount of $116,394.

         The following amounts were paid by the Fund under its Plan during the fiscal year ended December 31, 2000.

                   Printing and Mailing
                    of Prospectuses to                                        Compensation to    Interest Carrying
                    other than Current     Compensation to    Compensation      to Sales         or other Financing
   Advertising         Shareholders         Underwriters       to Dealers       Personnel            Charges
   -----------         ------------         ------------       ----------       ---------            -------
   $240,033.59             $0.00                $0.00          $589,541.92      $18,254.32           $0.00

     Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company pursuant to a combined amended and restated administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Fund.

         The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

         For the fiscal year ended December 31, 1998, the administration fees of State Street accrued were $34,159 for the Fund.

         For the fiscal year ended December 31, 1999, the administration fees of State Street accrued were $48,025 for the Fund.

         For the fiscal year ended December 31, 2000, the administration fees of State Street accrued were $57,266 for the Fund.

         Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (the "Custodian") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Company, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Company pursuant to a transfer agency agreement (the "Transfer Agency Agreement"), under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Fund.

         Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receives a separate fee for its services. In approving the Administration Agreement, the Custodian Contract and the Transfer Agency Agreement, the Board of Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of the Fund and the fact that neither the Administrator, the Custodian nor the Transfer Agent is affiliated with the Company or the Advisor. The Board also considered its responsibilities under Federal and state law in approving these agreements.

         Except as noted in this SAI, the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in its operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board of Directors determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by the Fund in addition to the Company's other portfolios. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODE OF ETHICS

         St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World Asset Management, L.L.C. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.

                             PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreement, the Advisor determines which securities are to be sold and purchased by the Fund and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisor generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisor, nor would the receipt of such information reduce the Advisor's fees. Such information may be useful to the Advisor in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to the Fund.

         The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Distributor, or their affiliates.

         Investment decisions for the Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisor. Such accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

         The Fund does not intend to seek profits through short-term trading. Since the Fund will invest only in short-term debt instruments, brokerage commissions will not normally be paid, and portfolio turnover is not expected to have a material effect on the net income of the Fund. The Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Purchases. Purchases and redemptions are discussed in the Fund's Prospectus and such information is incorporated herein by reference.

         Differing types of Customer Accounts over which Institutional Investors exercise substantial investment discretion may be used to purchase Fund shares, including trust accounts. Investors purchasing Fund shares may include officers, directors, or employees of Comerica Bank or its affiliated banks.

         Redemptions. The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

         In addition, the Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Fund may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

         In-kind Purchases. Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that
(1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                                 NET ASSET VALUE

         The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, as amended, the Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements, variable and floating rate instruments, and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         In addition, the Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors.

         The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's net asset value per Share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per Share calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming shares in kind.

         Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

         Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

         Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

         In determining the approximate market value of portfolio investments, St. Clair may employ pricing services selected by the Advisor, and approved by the Board of Directors, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on the St. Clair's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.

         Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Fund, which have been approved by the Board of Directors. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

         Minutes of all Pricing Committee meetings are provided to the Board of Directors and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Boards' input on any particular issue.


                                      YIELD

         The Fund's annual standardized 7-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective annualized yield is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         Based on the foregoing computations, for the seven-day period ended December 31, 2000, the Fund's annualized yield was 5.61% and the effective yield was 5.76%.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

         From time to time, in advertisements or in reports to shareholders, the Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         The following summarizes certain additional Federal and state income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         General. The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M, of the Internal Revenue Code. As a regulated investment company, the Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its
                                       22
shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business.

         Distributions of net investment income received by the Fund and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

         The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held the Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Fund expects that capital gain dividends will be taxable to shareholders as long-term gains. Capital gain dividends are not eligible for the dividends-received deduction.

         In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to any shareholder
(i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Company that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

         Disposition of Shares. Upon the redemption, sale or exchange of shares of the Fund, a shareholder may realize a capital gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Constructive Sales. Recently enacted rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Other Taxation. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Company's Board of Directors have authorized the issuance of shares of common stock representing interests in Liquidity Plus Money Market Fund, Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund and Munder Institutional Money Market Fund. The Fund offers Class L shares.

         The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of the Fund. The Multi-Class Plan provides that shares of a class of the Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Company's other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the particular Fund involved, based on the number of shares of the Fund that are held by each shareholder.

         Shares have non-cumulative voting rights and, accordingly, the holders of 50% of the Fund's outstanding shares may elect all directors. Shares of the Fund have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Fund's Prospectus and this SAI, the Fund's shares will be fully paid and nonassessable. In the event of a liquidation or dissolution of the Company, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund and the Company's other portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class L Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class L Plan. Shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of a portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of the portfolio in the matter are identical to the interests of the Company's other portfolios or that the matter does not affect any-interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of the portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting together without regard to class.

         Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect directors. Except as set forth above, the directors will continue to hold office and may appoint successor Directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Fund and the Company's other portfolios, if any, (voting together without regard to class).

                                OTHER INFORMATION

         Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as counsel to the Company. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington, D.C. 20006, serves as counsel to the Independent Directors.

         Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Company's independent auditors.

         Control Persons and Principal Holders of Securities. As of March 30, 2001 the following person was a beneficial owner of 5% or more of the outstanding shares of the Fund because it possessed voting or investment power with respect to such shares:

                                                  Percentage of Total
Name and Address                                  Shares Outstanding
----------------                                  ------------------
National Financial Services Corp.                 99.79%
Attn: Mutual Funds 5/th/ Floor
P.O. Box 3908 Church Street Station
New York, NY 10008-3908

         Shareholder Approvals. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the, Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:\\www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respect by such reference.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund including the notes thereto, dated December 31, 2000 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Report of the Company dated as of December 31, 2000.

                                    APPENDIX

                              - Rated Investments -

Corporate Bonds
---------------

         From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

         "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality.
          ---
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all
          --
standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A": Bonds that are rated "A" possess many favorable investment
          -
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa": Bonds that are rated "Baa" are considered as medium grade
          ---
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba": Bonds that are rated "Ba" are judged to have speculative
          --
elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B": Bonds that are rated "B" generally lack characteristics of
          -
desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa": Bonds that are rated "Caa" are of poor standing. These issues
          ---
may be in default or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         From Standard & Poor's Corporation ("S&P") description of its bond ratings:

         "AAA": Debt rated "AAA" has the highest rating assigned by S&P.
          ---
Capacity to pay interest and repay principal is extremely strong.

         "AA": Debt rated "AA" has a very strong capacity to pay interest and
          --
repay principal and differs from "AAA" issues by a small degree.

         "A": Debt rated "A" has a strong capacity to pay interest and repay
          -
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to
          ---
pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance,
          -----------------
as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

         The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Rated commercial paper purchased by the Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by the Fund's Board of Directors.

                 MUNDER INSTITUTIONAL S&P 500 INDEX EQUITY FUND
                MUNDER INSTITUTIONAL S&P MIDCAP INDEX EQUITY FUND
               MUNDER INSTITUTIONAL S&P SMALLCAP INDEX EQUITY FUND
                  MUNDER INSTITUTIONAL SHORT TERM TREASURY FUND
                     MUNDER INSTITUTIONAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                   April 30, 2001 as Restated September 4, 2001

         St. Clair Funds, Inc. (the "Company" or "St. Clair") currently offers a selection of investment portfolios, five of which are discussed in this Statement of Additional Information: Munder Institutional S&P 500 Index Equity Fund ("S&P 500 Index Equity Fund"), Munder Institutional S&P MidCap Index Equity Fund ("S&P MidCap Index Equity Fund"), Munder Institutional S&P SmallCap Index Equity Fund ("S&P SmallCap Index Equity Fund"), (together, the "Index Funds"), Munder Institutional Short Term Treasury Fund ("Short Term Treasury Fund") and Munder Institutional Money Market Fund ("Money Market Fund") (collectively with the Index Funds, the "Funds"). The Index Funds' investment advisor is World Asset Management, L.L.C. The investment advisor for the Short Term Treasury Fund and Money Market Fund is Munder Capital Management.

         This Statement of Additional Information ("SAI") provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above and has been filed with the Securities and Exchange Commission ("SEC") as part of the Company's Registration Statement. This SAI is not a prospectus, and should be read only in conjunction with the Funds' Prospectuses dated April 30, 2001. The financial statements for the Funds including the notes thereto, dated December 31, 2000, are incorporated by reference into this SAI from the annual reports of the Funds. A copy of each Prospectus or annual report may be obtained free of charge through Funds Distributor, Inc. (the "Distributor"), or by calling the Funds at (800) 438-5789.

         An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS


                                                                              Page
History and General Information ...........................................    3
Fund Investments ..........................................................    3
Risk Factors and Special Considerations ...................................   17
Investment Limitations ....................................................   18
Temporary Defensive Position ..............................................   20
Management of the Funds ...................................................   20
Investment Advisory and Other Service Arrangements ........................   24
Code of Ethics ............................................................   27
Portfolio Transactions ....................................................   28
Additional Purchase and Redemption Information ............................   30
Net Asset Value ...........................................................   30
Performance Information ...................................................   31
Taxes .....................................................................   34
Additional Information Concerning Shares ..................................   38
Other Information .........................................................   39
Registration Statement ....................................................   41
Financial Statements ......................................................   41
Appendix A ................................................................   A-1
Appendix B ................................................................   B-1

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                         HISTORY AND GENERAL INFORMATION

     The Company is an open-end management investment company. The Company was organized as a Maryland corporation on May 23, 1984 under the name "St. Clair Money Market Fund, Inc.," which was changed to "St. Clair Fixed Income Fund, Inc." on December 30, 1986 and to "St. Clair Funds, Inc." on September 18, 1996.

     Each of the Funds is a diversified mutual fund. As stated in each Prospectus, the investment advisor of the Short Term Treasury Fund and Money Market Fund is Munder Capital Management (the "Advisor"), a Delaware general partnership. The investment advisor of the Index Funds is World Asset Management, L.L.C. ("World"), a Delaware limited liability company. The principal partners of the Advisor are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect, wholly-owned subsidiaries of Comerica Incorporated, which owns or controls approximately 95% of the partnership interests in the Advisor. World is a wholly-owned subsidiary of the Advisor.

     Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

                                FUND INVESTMENTS

     The following supplements the information contained in the Funds' Prospectuses concerning the investment objectives and policies of the Funds. Each Fund's investment objective or goal and its investment policies, unless specifically designated as fundamental, are non-fundamental and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that any Fund will achieve its objective.

     A description of the applicable credit ratings is set forth in Appendix A to this SAI.

     Asset-Backed Securities. Subject to applicable credit criteria, the Money Market Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current interest rates and current conditions in the relevant housing markets. In calculating the average weighted maturity of the Money Market Fund, the maturity of mortgage-backed instruments will be based on estimates of average life. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. When the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

     Bank Obligations. The Funds (other than the Short Term Treasury Fund) may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Money Market Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund (other than the Money Market Fund) in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund's total assets at the time of investment.

     Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although the Funds (other than Short Term Treasury Fund) will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor or World deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

     Borrowing. Each Fund is authorized to borrow money in an amount up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended ("1940 Act") to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund. A Fund may not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets.

     Commercial Paper. Investments by a Fund (other than the Short Term Treasury Fund and Money Market Fund) in commercial paper will consist of issues rated at the time in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO"). Investments by the Money Market Fund will consist of issuers having at the time, a quality rating within the two highest rating categories of an NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or World at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     Convertible Preferred Stock. Each Index Fund may invest in convertible preferred stock. A convertible security is a security that may be converted either at a stated price or a rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Depositary Receipts. The Index Funds may purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are issued by European financial institutions. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

     Foreign Securities. Each Index Fund may invest up to 25% of its assets in foreign securities and the Money Market Fund may invest its assets in U.S. dollar-denominated securities of foreign issuers. Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial rather than their actual market values and they may be adverse to a Fund.

     World endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. World will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     Forward Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Index Funds are authorized, but are not required, to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When World anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

     Cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward contracts will be designated on the records of a Fund except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the designated securities in the account, the designated securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be designated daily so that the value of the designated securities will equal the amount of such commitments by a Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than a Fund's price to buy the currency.

     Guaranteed Investment Contracts. The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

     Illiquid Securities. Each Fund (other than the Money Market Fund and the Short Term Treasury Fund) may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. The Money Market Fund may invest up to 10% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     The Funds (other than the Short Term Treasury Fund) may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). The Funds may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act, ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor or World will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Directors. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     Investment Company Securities. The Funds (other than the Short Term Treasury Fund) may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

     For hedging or other purposes, the Index Funds may invest in investment companies which seek to track the composition and/or performance of specific indexes or portions of specific indexes. Such investment companies may be traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of index-based, exchange traded investment companies include: SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM and NASDAQ 100 Shares.

     Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend securities in its portfolio (subject to a limit of 25% of its total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Funds due to (i) the inability of the borrower to return the securities, (ii) delay in recovery of the securities or (iii) a loss of rights in the collateral should the borrower fail financially. In determining whether a Fund will lend securities, the Advisor or World will consider all relevant facts and circumstances. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or World has determined are creditworthy under guidelines established by the Board of Directors.

     Municipal Obligations. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Company cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted.

     The Money Market Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Money Market Fund does not expect to invest more than 5% of its net assets in such municipal obligations during the current fiscal year.

     Options. The Index Funds may write covered call options, buy put options, buy call options and write secured put options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B of this SAI.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event the relevant Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Index Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit such Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Index Funds may write options in connection with buy-and-write transactions; that is, the Index Funds may purchase a security and then write a call option against that security. The exercise price of the call such Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     In the case of writing a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Index Funds may write call options that are not covered for cross-hedging purposes. Each of the Index Funds will limit its investment in uncovered put and call options purchased or written by a Fund to 5% of a Fund's total assets. The Index Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

     Each of the Index Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Index Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the relevant Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

     There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Repurchase Agreements. The Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Short Term Treasury Fund will only invest in repurchase agreements fully collateralized by U.S. Treasury securities. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Fund, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided that the repurchase agreement itself matures in 397 days or less.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

     Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities designated on the books of the Fund in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Rights and Warrants. Each Index Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction or to the restriction that each Fund's investment in warrants or rights may not exceed 5% of its net assets at the time of purchase.

     Stock Index Futures, Options on Stock Indices and Options on Stock Index Futures Contracts. The Index Funds may purchase and sell stock index futures, options on stock indices and options on stock index futures contracts as a hedge against movements in the equity markets.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     Options on stock indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     If World expects general stock market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund's futures contract or index option resulting from the increase in the index. If, on the other hand, World expects general stock market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of a Fund's position in such futures contract or put option.

     The Index Funds may purchase and write call and put options on stock index futures contracts. Each Index Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Index Funds may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

     In connection with transactions in stock index futures, stock index options and options on stock index futures, the Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this SAI.

     Stripped Securities. The Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax and securities purposes. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     The Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

     In addition, the Money Market Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

     The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

     Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that the Fund may not fully recover its initial investment.

     The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Directors. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Money Market Fund's net asset value per share.

     U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities, except that the Short Term Treasury Fund will only purchase obligations issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

     U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Short Term Treasury Fund may be "zero coupon" Treasury securities. These are U.S. treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     Certain banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Short Term Treasury Fund will not purchase any such receipts or certificates representing stripped corpus or coupon interests in U.S. Treasury securities sold by banks and brokerage firms. The Short Term Treasury Fund will only purchase zero coupon Treasury securities which have been stripped by the Federal Reserve Bank.

     U.S. Treasury Inflation-Protection Securities. The Short Term Treasury Fund may purchase securities issued by the U.S. Government, which includes U.S. Treasury inflation-protection securities. The Fund does not expect to invest more than 5% of its total assets in such inflation-protection securities.

     Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of reference Consumer Price Index ("CPI") applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October). The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revision the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system ("TRADES") and TREASURY DIRECT system through which an individual investor can make a noncompetitive bid on U.S. Treasury securities. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     Variable and Floating Rate Securities. The Funds (other than Short Term Treasury Fund) may purchase variable and floating rate securities which are debt instruments with variable or floating interest rates. Unrated variable and floating securities will be determined by the Advisor to be of comparable quality at the time of purchase to rated securities purchasable by a Fund. The Funds (other than the Short Term Treasury Fund) may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.

     The absence of an active secondary market could make it difficult to dispose of the securities, and a Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

     Variable and floating rate securities held by a Fund will be subject to a Fund's limitation on illiquid investments when a Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     The Funds invest in variable amount master demand notes only when the Advisor or World deems the investment to involve minimal credit risk. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the relevant Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of a Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

     The Funds will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors, the Advisor or World, pursuant to guidelines established by the Board, will consider such an event in determining whether a Fund involved should continue to hold the security in accordance with the interests of a Fund and applicable regulations of the SEC.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Index Funds are not managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for each Index Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of each Index Fund's respective corresponding index, taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

     An Index Fund does not expect to hold, at any particular time, all of the stocks included in the corresponding index. World believes, however, that through the application of capitalization weighting and sector balancing techniques it will be able to construct and maintain each Index Fund's investment portfolio so that it reasonably tracks the performance of its corresponding index. World will compare the industry sector diversification of the stocks an Index Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the relevant corresponding index. This comparison is made because World believes that, unless an Index Fund holds all stocks included in its corresponding index, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the corresponding index. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the corresponding index that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

     For these reasons, World will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in an Index Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the corresponding index. This process continues until the portfolio is fully invested (except for cash holdings).

     Redemptions of a substantial number of shares of an Index Fund could reduce the number of issuers represented in a Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which a Fund tracks the performance of the corresponding index.

     If an issuer drops in ranking, or is eliminated entirely from an Index Fund's corresponding index, World may be required to sell some or all of the common stock of such issuer then held by the Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the corresponding index, the securities might not be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the corresponding index. However, although World does not intend to screen securities for investment by an Index Fund by traditional methods of financial and market analysis, World will monitor each Index Fund's investment with a view towards removing stocks of companies which may impair for any reason a Fund's ability to achieve its investment objective.

     The Index Funds will invest primarily in the common stocks that constitute their corresponding indexes in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that a Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in a corresponding index, securities that are themselves outside the corresponding index. Such securities will be disposed of by a Fund in due course consistent with a Fund's investment objective.

     The Index Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Index Funds particularly or the ability of the S&P 500, the S&P MidCap 400 or the S&P SmallCap 600 to track general stock market performance. S&P's only relationship to the Index Funds is the licensing of certain trademarks and trade names of S&P and of the indexes which are determined, composed and calculated by S&P without regard to the Index Funds. S&P has no obligation to take the needs of the Company or the owners of the Index Funds into consideration in determining, composing or calculating the Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Funds or the timing of the issuance or sale of the Index Funds or in the determination or calculation of the equation by which the Index Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Funds.

     S&P does not guarantee the accuracy and/or the completeness of the Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Funds, owners of the Index Funds, or any other person or entity from the use of the Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard and Poor's 500", "500", "S&P MidCap 400", "Standard & Poor's MidCap 400", "400", "S&P SmallCap 600(R)", "Standard & Poor's SmallCap 600" and "600" are trademarks of McGraw-Hill Companies, Inc. (McGraw-Hill) and have been licensed for use by the Company. Standard and Poor's Ratings Service (S&P) is a division of McGraw-Hill.

                             INVESTMENT LIMITATIONS

     Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Other Information - Shareholder Approvals").

     Each Fund may not:

     1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities. However, as an operating policy the Money Market Fund intends to adhere to the 5% limitation (with respect to the Fund's investment in the outstanding securities of any one issuer) with regard to 100% of its portfolio to the extent required under applicable regulations under the 1940 Act;

     2. Purchase securities if more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or, with respect to the Money Market Fund, obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) there is no limit on investments in issuers domiciled in a single country; (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (iv) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry);

     3. Borrow money or enter into reverse repurchase agreements except that the Fund may (i) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (ii) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of the Fund's total assets, provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Act in selling portfolio securities;

     7. Purchase or sell real estate or any interest therein, but not including securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein;

     8.   Make investments for the purpose of exercising control of management;

     9. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of financial futures and stock index futures contracts, options on futures contracts, options on securities and securities indices, as permitted by the Fund's Prospectus; or

     10. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act) except to the extent the activities permitted by other enumerated investment limitations may be deemed to give rise to a senior security and as consistent with interpretations under the 1940 Act.

     Although not a matter of fundamental policy, the Funds consider securities which are issued or guaranteed by the same foreign government to be issued by the same industry for purposes of the 25% asset limitation on investments in securities of issuers conducting their principal business activity in the same industry.

     Additional investment restrictions adopted by each Fund, which may be changed by the Board of Directors, provide that a Fund may not:

     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise marketable;

     2. Invest in other investment companies except as permitted under the 1940 Act; or

     3. Purchase securities on margin, or make short sales of securities except for the use of short-term credit necessary for the clearance of purchase and sales of portfolio securities, but a Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund's holdings of illiquid securities exceeds 15% (10% for the Money Market Fund) because of changes in the value of a Fund's investments, a Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of a Fund. Otherwise, a Fund may continue to hold a security even though it causes a Fund to exceed a percentage limitation because of fluctuation in the value of a Fund's assets.

                          TEMPORARY DEFENSIVE POSITION

     During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                             MANAGEMENT OF THE FUNDS
                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Company, and their business addresses, ages and principal occupations during the past five years are as set forth below. An asterisk (*) indicates a director is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Funds.

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Funds**                During Past 5 Years
-------                                 ----------------                -------------------

Charles W. Elliott                      Director and Chairman           Senior Advisor to the President, Western
1024 Essex Circle                                                       Michigan University (July 1995 through December
Kalamazoo, MI 49008                                                     1998).  Director, Steelcase Financial
Age 69.                                                                 Corporation.

John Rakolta, Jr.                       Director and Vice Chairman      Chairman and Chief Executive Officer, Walbridge
1876 Rathmor                                                            Aldinger Company (construction company) (1991
Bloomfield Hills, MI 48304                                              to present).
Age 53.

Thomas B. Bender                        Director                        Director, Disciplined Growth Investors
7 Wood Ridge Road                                                       (investment management firm) (December 1999 to
Glen Arbor, MI 49636                                                    present); Partner, Financial & Investment
Age 67.                                                                 Management Group (April 1991 to December 1999).

David J. Brophy                         Director                        Professor, University of Michigan (since August
1025 Martin Place                                                       1966).  Director, River Place Financial
Ann Arbor, MI 48104                                                     Corporation (since 1982).
Age 65.

Dr. Joseph E. Champagne                 Director                        Vice President, Macomb College (since 2001);
319 East Snell Road                                                     Dean, Macomb College (since September 1997);
Rochester, MI 48306                                                     Corporate and Executive Consultant (since
Age 63.                                                                 September 1993).  Chairman of Board of Directors,
                                                                        Ross Controls of Troy, Michigan (manufacturing
                                                                        and engineering corporation).

Thomas D. Eckert                        Director                        President and Chief Executive Officer, Capital
10726 Falls Pointe Drive                                                Automotive REIT (real estate investment trust
Great Falls, VA 22066                                                   specializing in retail automotive properties)
Age 53.                                                                 (since November 1997); President, Mid-Atlantic
                                                                        Region of Pulte Home Corporation (developer of
                                                                        residential land and construction of housing
                                                                        units) (1983 to 1997). Director, Capital
                                                                        Automotive REIT (real estate investment trust
                                                                        specializing in retail automotive properties).

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Funds**                During Past 5 Years
-------                                 ----------------                -------------------

Dr. Arthur T. Porter                    Director                        President and Chief Executive Officer of the
12251 Jacoby Rd                                                         Detroit Medical Center (May 1999 to present);
Milford, MI 48201                                                       Executive Vice President and Chief Operating
Age 45.                                                                 Officer of Detroit Medical Center (February
                                                                        1999 to May 1999); Professor with Tenure and
                                                                        Chairman of Radiation Oncology of Wayne State
                                                                        University School of Medicine (1991 to 1999);
                                                                        Radiation Oncologist in Chief of Detroit Medical
                                                                        Center (1991 to 1999); President and Chief
                                                                        Executive Officer of Radiation Oncology Research
                                                                        and Development Center (1991 to 1999); Chief,
                                                                        Gershenson Radiation Oncology Center-Harbor
                                                                        Hospital (1991 to 1999). Chairman of the Board
                                                                        of Chancellors of the American College of
                                                                        Radiation Oncology; Director, Board of
                                                                        Scientific Counselors of National Cancer
                                                                        Institute (USA); Director, Detroit Economic
                                                                        Club.

Michael T. Monahan                      Director                        President of Monahan Enterprises, LLC
3707 W. Maple Rd.                                                       (consulting company) (June 1999 to present);
Suite 102                                                               Chairman of the Advisor (January 2000 to
Bloomfield Hills, MI 48301                                              December 2000); Chief Executive Officer of the
Age 62.                                                                 Advisor (October 1999 to December 1999);
                                                                        President of Comerica Incorporated (February
                                                                        1992 to June 1999); President of Comerica Bank
                                                                        (February 1992 to June 1999). Director,
                                                                        Framlington Group plc (December 1999 to
                                                                        present); Director, Hertz Corporation; Director,
                                                                        Jacobson Stores, Inc.

James C. Robinson                       President                       Chief Executive Officer of the Advisor (January
480 Pierce Street                                                       2000 to present) Executive Vice President of
Suite 300                                                               the Advisor (February 1998 to December 1999);
Birmingham, MI 48009                                                    Chief Investment Officer/Fixed Income of the
Age 40.                                                                 Advisor (January 1995 to December 1999).

Stephen J. Shenkenberg                  Vice President and Secretary    General Counsel to the Advisor (July 2000 to
480 Pierce Street                                                       present); Deputy General Counsel of Strong
Suite 300                                                               Capital Management, Inc. (November 1996 to July
Birmingham, MI 48009                                                    2000); Associate Counsel of Strong Capital
Age 43.                                                                 Management, Inc. (December 1992 to November
                                                                        1996).

Elyse G. Essick                         Vice President                  Vice President and Director of Communications
480 Pierce Street                                                       and Client Services of the Advisor (since
Suite 300                                                               January 1995).
Birmingham, MI 48009
Age 43.

Name, Address                           Position(s)                     Principal Occupation(s)
and Age                                 with the Funds**                During Past 5 Years
-------                                 ----------------                -------------------
Peter K. Hoglund                        Vice President                  Chief Administration Officer of the Advisor
480 Pierce Street                                                       (May 2000 to present); Associate of Heartland
Suite 300                                                               Industrial Partners, a private equity group
Birmingham, MI 48009                                                    (October 1999 to May 2000); Sr. Portfolio
Age 35.                                                                 Manager of the Advisor (January 1995 to October
                                                                        1999); Research Analyst of the Advisor (May
                                                                        1993 to January 1995).

Cherie Ugorowski                        Treasurer                       Controller of the Advisor (June 2001 to present); External
480 Pierce Street                                                       Reporting Manager, Corporate Consolidation & Income Tax
Suite 300                                                               Accounting, DaimlerChrysler Corporation (June 2000 to
Birmingham, MI 48009                                                    June 2001); External Reporting Specialist, DaimlerChrysler
Age 32.                                                                 Corporation (September 1999 to June 2000); Manager, Audit
                                                                        and Business Advisory Practice, Arthur Andersen LLP (May
                                                                        1995 to September 1999).


David Rumph                             Assistant Treasurer             Analyst of the Advisor (May 2001 to present);
480 Pierce Street                                                       Analyst, Controller's Group, Delphi Automotive
Suite 300                                                               Corp. (June 1999 to April 2001); Manager,
Birmingham, MI 48009                                                    Mutual Fund Operations, First Chicago NBD
Age 29.                                                                 Bank's Pegasus Funds (May 1997 to May 1999);
                                                                        Audit Senior, Arthur Andersen LLP (September
                                                                        1993 to April 1997).

Bradford E. Smith                       Assistant Treasurer             Manager of Mutual Fund Operations of the
480 Pierce Street                                                       Advisor (March 2000 to present); Administrator
Suite 300                                                               of Mutual Fund Operations of the Advisor
Birmingham, MI 48009                                                    (August 1999 to February 2000); Assistant Vice
Age 29.                                                                 President, Madison Mosaic, LLC (advisor to the
                                                                        Mosaic Funds) (September 1998 to July 1999);
                                                                        Assistant Director of Shareholder Service,
                                                                        Madison Mosaic, LLC (April 1997 to August 1998);
                                                                        Cash Manager, GIT Funds (n.k.a. Mosaic Funds);
                                                                        (June 1996 to March 1997); Registered
                                                                        Representative, GIT Investment Services, Inc.
                                                                        (January 1995 to May 1996).

Melanie Mayo West                       Assistant Secretary             Associate General Counsel of the Advisor
480 Pierce Street                                                       (November 2000 to present); Associate, Dykema
Suite 300                                                               Gossett PLLC (August 1998 to November 2000);
Birmingham, MI 48009                                                    Associate, Hertz, Schram & Saretsky, P.C.
Age 34.                                                                 (March 1998 to August 1998); Associate, Howard
                                                                        & Howard Attorneys, P.C. (May 1995 to March
                                                                        1998).

Mary Ann Shumaker                       Assistant Secretary             Associate General Counsel of the Advisor
480 Pierce Street                                                       (since July 1997); Associate, Miro Weiner & Kramer
Suite 300                                                               (law firm) (1991 to 1997).
Birmingham, MI 48009
Age 47.


______
** Individual holds the same position with The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust and The Munder @Vantage Fund.

     Trustees of The Munder Funds Trust ("MFT") and The Munder Framlington Funds Trust ("MFR") who are not employees of the Advisor or any of its affiliates and Directors of St. Clair and The Munder Funds, Inc. ("MFI") who are not employees of the Advisor or any of its affiliates receive an aggregate fee from St. Clair, MFI, MFT and MFR for service on those organizations' respective Boards, comprised of an annual retainer fee of $35,000 (($55,000) for the Chairman) and a fee of $3,500 for each Board meeting attended. Trustees who are not employees of the Advisor or any of its affiliates of The Munder @Vantage Fund ("@Vantage") receive an annual retainer fee of $5,000 and a fee of $500 for each meeting attended. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 (($6,000) for the Chairman) for each committee meeting attended and a fee $1,500 for each meeting of the committee attended in person and/or $750 for each meeting attended by telephone. Trustees and Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The Boards of Directors/Trustees of St. Clair, MFI, MFT and MFR adopted a deferred compensation plan (the "Plan") on August 14, 2001. The Plan permits each director/trustee who receive compensation from the Funds of the St. Clair, MFI, MFT and MFR to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each director/trustee had 30 days to elect to defer fees earned from the Funds for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the director/trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the Funds selected by the deferring director/trustee. These amounts will not, however, actually be invested in shares of the Funds and the obligations of the St. Clair, MFI, MFT and MFR to make payments under the Plan will be unsecured general obligations of the Funds, payable out of the general assets and property of the Funds. A director/trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the director/trustee (up to 10 years). If a director/trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.


     The following table summarizes the compensation paid by St. Clair, MFI, MFT, MFR and @Vantage to their respective Directors/Trustees including committee fees for the calendar year ended December 31, 2000. Dr. Porter became a director as of February 25, 2001 therefore no compensation is reported for him for the last calendar year. Mr. Monahan was employed by the Advisor during the calendar year ended December 31, 2000, therefore he received no compensation during that year.

---------------------------------------------------------------------------------------------------------------
                            Charles W.     John          Thomas B.     David J.    Joseph E.       Thomas D.
                            Elliott        Rakolta, Jr.  Bender        Brophy      Champagne       Eckert
---------------------------------------------------------------------------------------------------------------
Aggregate Compensation
from:
---------------------------------------------------------------------------------------------------------------
MFI (15 portfolios)         $45,115        $40,426       $41,720       $41,881     $40,749         $42,366
---------------------------------------------------------------------------------------------------------------
MFT (14 portfolios)         $20,413        $18,291       $18,876       $18,949     $18,437         $19,169
---------------------------------------------------------------------------------------------------------------
MFR (4 portfolios)          $ 1,981        $ 1,775       $ 1,832       $ 1,839     $ 1,789         $ 1,860
---------------------------------------------------------------------------------------------------------------
St. Clair (6 portfolios)    $ 2,241        $ 2,008       $ 2,072       $ 2,080     $ 2,024         $ 2,104
---------------------------------------------------------------------------------------------------------------
@Vantage (1 portfolio)      $ 4,000        $ 4,000       $ 4,000       $ 4,000     $ 4,000         $ 4,000
---------------------------------------------------------------------------------------------------------------
Pension Retirement
Benefits Accrued as Part
of Fund Expenses            None           None          None          None        None            None
---------------------------------------------------------------------------------------------------------------
Estimated Annual Benefits
upon Retirement             None           None          None          None        None            None
---------------------------------------------------------------------------------------------------------------
Total from the Fund
Complex                     $73,750        $66,500       $68,500       $68,750     $67,000         $69,500
---------------------------------------------------------------------------------------------------------------

     As of the date of this SAI, no officer, director or employee of the Advisor, World, Comerica Bank, the Custodian, the Distributor, the Administrator or the Transfer Agent, as defined below, nor any Director who is an interested person of the Company currently receives any compensation from the Company. As of March 30, 2001 the Directors and officers of the Company, as a group, owned less than 1% of outstanding shares of the Fund.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

     Investment Advisors. The investment advisor of the Money Market Fund and the Short Term Treasury Fund is Munder Capital Management, a Delaware general partnership. The investment advisor of the Index Funds is World Asset Management, L.L.C. The general partners of the Advisor are WAM, WAM II and Munder Group, LLC. WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which, in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. World is a wholly-owned subsidiary of the Advisor.

     The Investment Advisory Agreements with respect to the Funds (each, an "Advisory Agreement") were approved by the Company's Board of Directors and by the shareholders. Under the terms of each Advisory Agreement, the Advisor or World furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor or World, subject to review by the Company's Board of Directors.

     Each Advisory Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Directors who are not parties to an Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the Fund, or (ii) the vote of a majority of the Board of Directors. Each Advisory Agreement is terminable by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, upon 60 days' written notice to the Advisor or World. The Advisor or World may also terminate its advisory relationship with a Fund without penalty upon 90 days' written notice to the Company. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

     For the advisory services provided and expenses assumed with regard to the Short Term Treasury Fund and Money Market Fund, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 0.20% of the average daily net assets of each of the Short Term Treasury Fund and Money Market Fund. The Advisor has contractually agreed to reduce the management fee for the Money Market Fund from 0.20% of average daily net assets to 0.12% of average daily net assets through April 30, 2002, or the effective date of the Company's next annual registration statement, whichever is sooner. The Advisor expects to voluntarily reimburse expenses for the current fiscal year for the Money Market Fund and the Short Term Treasury Fund. The Advisor may discontinue such expense reimbursements at any time, in its sole discretion.

     For the advisory services provided and expenses assumed with regard to the Index Funds, World has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 0.07% of the average daily net assets of the S&P 500 Index Equity Fund and 0.15% of the average daily net assets of the S&P MidCap Index Equity Fund and S&P SmallCap Index Equity Fund. World has voluntarily agreed to waive the management fees for the Index Funds and expects to voluntarily reimburse expenses for the current fiscal year for the Index Funds. World may discontinue such fee waivers and/or expense reimbursements at any time, in its sole discretion.

     For the fiscal year ended December 31, 1998 (and for the period from commencement of operations on February 13, 1998 through December 31, 1998 for the MidCap Index Fund), the Advisor received fees in the amounts of $0 for the S&P 500 Index Equity Fund, and $0 for the S&P MidCap Index Equity Fund. For the fiscal year ended December 31, 1998 (and for the period from commencement of operations through December 31, 1998 for the S&P MidCap Index Equity Fund), the Advisor voluntarily waived fees and reimbursed expenses in the amounts of $43,466 and $99,879, respectively for the S&P 500 Index Equity Fund, and $12,831 and $47, 646, respectively for the S&P MidCap Index Equity Fund. For the period ended May 18, 1998, the Advisor received fees in the amount of $0 for the S&P SmallCap Index Equity Fund. For the period ended May 18, 1998, the Advisor voluntarily waived fees and reimbursed expenses in the amount of $1,528 and $52,785, respectively for the S&P SmallCap Index Equity Fund.

     For the fiscal year ended December 31, 1999 (and for the period from commencement of operations on October 27, 1999 for the S&P SmallCap Index Equity Fund and for the period from commencement of operations on January 4, 1999 for the Money Market Fund), the Advisor received fee in the amount of $0 for the S&P 500 Index Equity Fund, $0 for the S&P MidCap Index Equity Fund, $0 for the S&P SmallCap Index Equity Fund and $201,820 for the Money Market Fund. For the fiscal year ended December 31, 1999 (and for the period from commencement of operations for the S&P SmallCap Index Equity Fund and for the period from commencement of operations for the Money Market Fund), the Adviser voluntarily waived fees and reimbursed expenses in the amounts of $54,165 and $126,963 for the S&P 500 Index Equity Fund, $14,079 and $67,886 for the S&P MidCap Index Equity Fund, $7,203 and $9,014 for the S&P SmallCap Index Equity Fund and $0 and $177,469 for the Money Market Fund.

     For the fiscal year ended December 31, 2000, the Advisor received fees in the amount of $0 for the S&P 500 Index Equity Fund, $0 for the S&P MidCap Index Equity Fund, $0 for the S&P SmallCap Index Equity Fund, $239,255 for the Money Market Fund and $177,124 for the Short Term Treasury Fund. For the fiscal year ended December 31, 2000, the Adviser voluntarily waived fees and reimbursed expenses in the amounts of $89,198 and $132,010 for the S&P 500 Index Equity Fund, $19,903 and $65,944 for the S&P MidCap Index Equity Fund, $94,314 and $151,299 for the S&P SmallCap Index Equity Fund, $29,624 and $151,473 for the Money Market Fund and $0 and $67,774 for the Short Term Treasury Fund.

     Distribution Agreement. The Company has entered into an amended and restated combined distribution agreement, under which the Distributor, as agent, sells shares of the Funds on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of the Funds although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of fund shares (excluding preparation and printing expenses necessary for the continued registration of the shares). The Distributor's principal offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Distribution and Services Arrangements - Class K Shares. The Funds have adopted an amended and restated combined Distribution and Service Plan (the "Plan") with respect to the Class K Shares pursuant to which it uses its assets to finance activities relating to distribution of its shares and the provision of certain shareholder services. Under the Plan for Class K Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class K Shares of the Funds.

     Under the terms of the Plan, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments to the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) upon not more than 30 days' written notice to any other party to the Plan. Pursuant to the Plan, the Distributor will provide the Board of Directors periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made.

     The Directors have determined that the Plan will benefit the Company and its respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale;
(ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

     The Distributor expects to pay sales commissions to dealers authorized to sell a Fund's shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

     Comerica. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of financial institutions. Such financial institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries and other institutions that have entered into agreements with the Company for shareholder services for their customers.

     Administrator. State Street Bank and Trust Company ("State Street" or the "Administrator") located at 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company pursuant to a combined amended and restated administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Company; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Company. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

     The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

     For the fiscal year ended December 31, 1998 (and for the period from commencement of operations on February 13, 1998 through December 31, 1998 for the S&P MidCap Index Equity Fund), the administration fees of State Street accrued as follows: S&P 500 Index Equity Fund $7,340, S&P MidCap Index Equity Fund $1,010 and S&P SmallCap Index Equity Fund $121.

     For the fiscal year ended December 31, 1999 (and for the period from commencement of operations on October 27, 1999 through December 31, 1999 for the S&P SmallCap Index Equity Fund and for the period from commencement on January 4, 1999 through December 31, 1999 for the Money Market Fund), the administration fees of State Street accrued as follows: S&P 500 Index Equity Fund $9,134, S&P MidCap Index Equity Fund $1,122, S&P SmallCap Index Equity Fund $571 and Money Market Fund $11,907.

     For the fiscal year ended December 31, 2000, the administration fees of State Street accrued as follows: of $14,256 for the S&P 500 Index Equity Fund, $1,438 for the S&P MidCap Index Equity Fund, $6,787 for the S&P SmallCap Index Equity Fund, $13,969 for the Money Market Fund and $7,681 for the Short Term Treasury Fund.

     Custodian. State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian (the "Custodian") to the Funds. Pursuant to the terms and provisions of the custodian contract between State Street and the Company, State Street computes each Fund's net asset value and keeps the book account for each Fund.

     Transfer and Dividend Disbursing Agent. PFPC Inc. (the "Transfer Agent") located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer and dividend disbursing agent for the Funds pursuant to the transfer agency and registrar agreement with the Company, under which the Transfer Agent
(i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board of Directors concerning the operations of the Fund.

     Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. Except as noted in this SAI the Fund's service contractors bear all expenses in connection with the performance of their services and the Fund bears the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, World, the Administrator, the Custodian, and the Transfer Agent; fees and expenses of officers and Board of Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying a Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; and the expense of using independent pricing services. Any general expenses of the Company that are not readily identifiable as belonging to a particular investment portfolio of the Company are allocated among all investment portfolios of the Company by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. The Advisor, World, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                 CODE OF ETHICS

     St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the St. Clair, MFI, MFT, MFR, @Vantage, the Advisor and World from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet from the SEC's website at http:/www.sec.gov.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board of Directors, the Advisor or World makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a "net" basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor believes such practice to be in each Fund's interests.

     The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In each Advisory Agreement, the Advisor or World agrees to select broker-dealers in accordance with guidelines established by the Company's Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor or World shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, each Advisory Agreement authorizes the Advisor or World, subject to the prior approval of the Company's Board of Directors, to cause each Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor or World to a Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor or World and does not reduce the advisory fees payable to the Advisor or World by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The table below shows information on brokerage commissions paid by the S&P 500 Index Equity Fund and the S&P SmallCap Index Equity Fund for the fiscal year ended December 31, 1998 and by the S&P MidCap Index Equity Fund from commencement of operations on February 12, 1998 through December 31, 1998.

                                           $ Amount          % of Brokerage                $ Amount of
                                           Brokerage         Commission Representing       Transactions Involving
                                           Commission        Research Services             Research Services
                                           ------------------------------------------------------------------------
S&P 500 Index Equity Fund                  $6,395.12         0%                            $0
S&P MidCap Index Equity Fund               $5,062.15         0%                            $0
S&P SmallCap Index Equity Fund             $0                0%                            $0

     The table below shows information on brokerage commissions paid by the S&P 500 Index Equity Fund and the S&P MidCap Index Equity Fund, for the fiscal year ended December 31, 1999; and by the S&P SmallCap Index Equity Fund from commencement of operations on October 27, 1999 through December 31, 1999.

                                           $ Amount          % of Brokerage                $ Amount of
                                           Brokerage         Commission Representing       Transactions Involving
                                           Commission        Research Services             Research Services
                                           ------------------------------------------------------------------------
S&P 500 Index Equity Fund                  $17,212           0%                            $0
S&P MidCap Index Equity Fund               $ 2,857           0%                            $0
S&P SmallCap Index Equity Fund             $41,900           0%                            $0

     The table below shows information on brokerage commissions paid by the Funds, for the fiscal year ended December 31, 2000.

                                           $ Amount          % of Brokerage                $ Amount of
                                           Brokerage         Commission Representing       Transactions Involving
                                           Commission        Research Services             Research Services
                                           ------------------------------------------------------------------------
S&P 500 Index Equity Fund                  $ 60,496          0%                            $0
S&P MidCap Index Equity Fund               $  9,162          0%                            $0
S&P SmallCap Index Equity Fund             $107,440          0%                            $0

     Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

     Investment decisions for each Fund and for other investment accounts managed by the Advisor or World are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Funds are concerned, in other cases it is believed to be beneficial to the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions.

     The Funds will not purchase any securities while the Advisor, World or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities except pursuant to procedures adopted by the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

     The Company is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year and state the value of such holdings. As of December 31, 2000, the S&P 500 Index Equity Fund held securities of Morgan Stanley, Dean Witter & Company valued at $793,000, Chase Manhattan Corporation valued at $529,000, Merrill Lynch & Co. valued at $477,000, Charles Schwab & Co. valued at $343,000, J.P. Morgan & Co. valued at $215,000, Mellon Financial Corp. valued at $207,000, State Street Corporation valued at $186,000, Lehman Brothers Holdings valued at $149,000, Comerica valued at $86,000 and Bear Stearns valued at $55,000; the S&P MidCap Index Equity Fund held securities of E-Trade Group valued at $76,000, A.G. Edwards, Inc. valued at $55,000 and Legg Mason valued at $40,0000; and the S&P SmallCap Index Equity Fund held securities of Dain Rascher Corp valued at $268,000.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Purchases. As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

     Retirement Plans. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     Redemptions. The redemption price for Fund shares is the net asset value next determined after receipt of the redemption request in proper order.

     Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

     Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed, other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) for an emergency; as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Funds may also suspend or postpone the recording of the transfer of its Shares.

     In addition, the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Funds' books to the transfer of, its Shares where the relevant investor or investors have not furnished the Funds with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. The Funds may also redeem Shares involuntarily if it otherwise appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

                                 NET ASSET VALUE

     Money Market Fund. In seeking to maintain a stable net asset value of $1.00 per share with respect to the Money Market Fund, the Company values the Fund's portfolio securities according to the amortized cost method of valuation. Under this method, securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

     All Funds. Securities traded on a national securities exchange or on NASDAQ are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

     Where no last sales price is available for an ADR or GDR on the exchange or market where it is principally traded, the ADR or GDR will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the ADR's or GDR's conversion rate of the ADR or GDR to one share of its underlying security.

     Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market. However, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security, the security will be valued at fair value.

     In determining the approximate market value of portfolio investments, St. Clair may employ pricing services selected by the Advisor, and approved by the Board of Directors, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. All cash, receivables and current payables are carried on St. Clair's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Directors.

     Restricted and illiquid securities, including venture capital investments, and securities and assets for which market quotations are not readily available are valued at fair value using pricing procedures for the Funds, which have been approved by the Board of Directors. The procedures require that the Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues.

Generally, two members of the Pricing Committee are required to approve a valuation determination or procedural change.

     Minutes of all Pricing Committee meetings are provided to the Board of Directors and reviewed by the Advisor at their next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Boards' input on any particular issue.

     In Kind Purchases. Payment for shares may, in the discretion of the Advisor or World, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that
(1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Funds; and (3) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                             PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield of the Money Market Fund

     The Money Market Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     Based on the foregoing computations for the seven-day period ended December 31, 2000, the Money Market Fund's annualized yield for Class Y Shares was 6.60% and the effective yield was 6.82%.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to the Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

Yield of the Short Term Treasury Fund

     The Short Term Treasury Fund's 30-day SEC yield (or one month) standard yield is calculated for the Fund in accordance with the method prescribed by the SEC for mutual funds:

                           YIELD = 2[(a-b + 1)/6/ - 1]
                                      ---
                                       cd

Where:   a =   dividends and interest earned by a Fund during the period;

         b =   expenses accrued for the period (net of expense reimbursements and waivers);
         c =   average daily number of shares outstanding during the period entitled to receive dividends;
         d =   maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by the Fund at a discount or premium (variable "a" in the formula), the Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by the Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Based on the foregoing computations for the seven-day period ended December 31, 2000, the Short Term Treasury Fund's standard yield for Class Y Shares was 5.44%.

Average Annual Total Return

     A Fund may advertise its "average annual total return" and will compute such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

               P (1 + T)/n/ = ERV

     Where:

               P   =  hypothetical initial payment of $1,000;

               T   =  average annual total return;

               n   =  number of years and portion of a year

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year (or other) periods at the end of the applicable period and of any CDSC deduction (or a fractional portion thereof);

Aggregate Total Return

         A Fund that advertises its "aggregate total return" computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                            (ERV)  - 1
                                            -----
                   Aggregate Total Return =   P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         Based on the foregoing calculation, set forth below are the average annual total return figures for the Class K and Y Shares of each of the following Funds for the 1 year period ended December 31, 2000 and commencement of operations through December 31, 2000.

--------------------------------------------------------------------------------
                                 1 Year Period   Inception through
Fund-Inception Date              Ended 12/31/00      12/31/00
--------------------------------------------------------------------------------
S&P 500 Index Fund
--------------------------------------------------------------------------------
Class K-11/4/99                    (9.43)%           (1.61)%
--------------------------------------------------------------------------------
Class Y-10/14/97                   (9.32)%           11.21%
--------------------------------------------------------------------------------
S&P MidCap Index Fund
--------------------------------------------------------------------------------
Class K-11/4/99                    17.35%            24.43%
--------------------------------------------------------------------------------
Class Y-2/13/98                    17.74%            16.49%
--------------------------------------------------------------------------------
S&P SmallCap Index Fund
--------------------------------------------------------------------------------
Class K-10/27/99                   10.55%            18.35%
--------------------------------------------------------------------------------
Class Y-10/27/99*                  10.58%            18.50%
--------------------------------------------------------------------------------
Money Market Fund
--------------------------------------------------------------------------------
Class Y-1/4/99                      6.44%             5.79%
--------------------------------------------------------------------------------

---------
*Class Y shares of the S&P SmallCap Index Equity Fund commenced operations on August 7, 1997, ceased operations on May 15, 1998 and reopened on November 27, 1999.

         Class K Shares of the Money Market Fund and the Short Term Treasury Fund have not commenced operations. Class Y Shares of the Short Term Treasury Fund commenced operations on February 2, 2000.

         All Funds. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

         From time to time, in advertisements or in reports to shareholders, the Funds' yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. For example, the Money Market Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         The following summarizes certain additional Federal and state income tax considerations generally affecting each Fund and its shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M, of the Internal Revenue Code. As a regulated investment company, a Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Distributions of net investment income received by a Fund and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time the shareholder has held the Fund shares, and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gains. Capital gain dividends are not eligible for the dividends-received deduction.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue
Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all,
(ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."

         Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder may realize a capital gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code
Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

         The diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options and futures contracts.

         Constructive Sales. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         Other Taxation. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         The Company is a Maryland corporation. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Company's Board of Directors has authorized the issuance of shares of common stock representing interests in Liquidity Plus Money Market Fund, Munder Institutional S&P 500 Index Equity Fund, Munder Institutional S&P MidCap Index Equity Fund, Munder Institutional S&P SmallCap Index Equity Fund, Munder Institutional Short Term Treasury Fund and Munder Institutional Money Market Fund. The shares of each Fund (other than Liquidity Plus Money Market Fund) are offered in two separate classes: Class K and Class Y Shares.

         The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plan") on behalf of the Funds. The Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods. In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Fund and the Company's other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved, based on the number of shares of the Fund that are held by each shareholder.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class K Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Shareholders of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of such Fund in the matter are substantially identical to the interests of other Funds of the Company or that the matter does not affect any interest of such Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular Fund.

         Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Funds' outstanding shares (irrespective of class) may elect all directors. Shares of the Funds have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by the Company.

         Shareholder meetings to elect Directors will not be held unless and until such time as required by law. At that time, the Directors then in office will call a shareholders' meeting to elect directors. Except as set forth above, the directors will continue to hold office and may appoint successor directors. Meetings of the shareholders of the Company shall be called by the directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the Funds and the Company's other funds, if any (voting together without regard to class).

                                OTHER INFORMATION

     Counsel. The law firm of Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Company. The law firm of Morgan, Lewis & Bockius, 1800 M Street, NW, Washington D.C. 20006, serves as counsel to the Independent Directors.

     Independent Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 serves as the Company's independent auditors.

     Control Persons and Principal Holders of Securities. As of March 30, 2001 the following persons were beneficial owners of 5% or more of the outstanding shares of a Fund because they possessed voting or investment power with respect to such shares:

                                                                                             Percentage of
                                                                                             Total Shares
Name of Fund                       Class              Name and Address                       Outstanding
------------                       -----              ----------------                       -----------
S&P 500 Index Equity Fund          Class K Shares     Calhoun & Co.                          99.93%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446

S&P MidCap Index Equity Fund       Class K Shares     Calhoun & Co.                          100%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446

S&P SmallCap Index Equity Fund     Class K Shares     Calhoun & Co.                          99.89%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446

Short Term Treasury Fund           Class Y Shares     City of Detroit Water                  98.18%
                                                      1999 Series A
                                                      1210 City County Bldg.
                                                      Detroit, MI 48226

Money Market Fund                  Class Y Shares     Calhoun & Co.                          99.98%
                                                      c/o Comerica Bank Detroit
                                                      Attn: Vicky Froehlich
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3455

S&P 500 Index Equity Fund          Class Y Shares     Calhoun & Co.                          100%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446


                                                                                             Percentage of
                                                                                             Total Shares
Name of Fund                       Class              Name and Address                       Outstanding
------------                       -----              ----------------                       -----------
S&P MidCap Index Equity Fund       Class Y Shares     Calhoun & Co.                          100%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446

S&P SmallCap Index Equity Fund     Class Y Shares     Calhoun & Co.                          100%
                                                      c/o Comerica Bank
                                                      Attn: Mutual Funds Unit MC 3446
                                                      P.O. Box 75000
                                                      Detroit, MI 48275-3446

         Shareholder Approvals. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Funds' Prospectuses do not contain all the information included in the Funds' registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Funds' Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds' registration statement, each such statement being qualified in all respect by such reference.

                              FINANCIAL STATEMENTS

         The financial statements of the Funds including the notes thereto, dated December 31, 2000 have been audited by Ernst & Young LLP and are incorporated by reference into this SAI from the Annual Report of the Company dated as of December 31, 2000.

                                   APPENDIX A
                                   ----------

- Rated Investments -

Corporate Bonds
---------------

From Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

         "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality.
          ---
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds that are rated "Aa" are judged to be of high-quality by all
          --
standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A": Bonds that are rated "A" possess many favorable investment
          -
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa": Bonds that are rated "Baa" are considered as medium grade
          ---
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba": Bonds that are rated "Ba" are judged to have speculative
          --
elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B": Bonds that are rated "B" generally lack characteristics of-
          -
desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa": Bonds that are rated "Caa" are of poor standing. These issues
          ---
may be in default or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

From Standard & Poor's Corporation ("S&P") description of its bond ratings:

         "AAA": Debt rated "AAA" has the highest rating assigned by S&P.
          ---
Capacity to pay interest and repay principal is extremely strong.

         "AA": Debt rated "AA" has a very strong capacity to pay interest and
          --
repay principal and differs from "AAA" issues by a small degree.

         "A": Debt rated "A" has a strong capacity to pay interest and repay
          -
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to
          ---
pay interest and principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         "BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance,
          -----------------
as predominantly speculative with respect to capacity to pay interest and principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Commercial Paper
----------------

         The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issuers (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Instruments rated "Prime-2" are offered by issuers (or related supporting institutions) which have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more susceptible to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Board of Directors.

                                   APPENDIX B

         The Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  Index Futures Contracts
    -----------------------

         General. A stock index assigns relative values to the stocks included
         -------
in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

         Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         Examples of Stock Index Futures Transactions. The following are
         --------------------------------------------
examples of transactions in stock index futures (net of commissions and premiums, if any).

ANTICIPATORY PURCHASE HEDGE:  Buy the Future
Hedge Objective:  Protect Against Increasing Price

Portfolio                                                       Futures
---------                                                       -------
                                                                -Day Hedge is Placed-
Anticipate buying $62,500 in Equity Securities                  Buying 1 Index Futures at 125
                                                                Value of Futures = $62,500/Contract

                                                                -Day Hedge is Lifted-
Buy Equity Securities with Actual Cost = $65,000                Sell 1 Index Futures at 130
Increase in Purchase Price = $2,500                             Value of Futures = $65,000/Contract
                                                                Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO:  Sell the Future
         Hedge Objective:  Protect Against Declining
         Value of the Portfolio
         Factors:

                  Value of Stock Portfolio = $1,000,000
                  Value of Futures Contract - 125 X $500 = $62,500 Portfolio Beta Relative to the Index = 1.0

Portfolio                                      Futures
---------                                      -------
                                               -Day Hedge is Placed-
Anticipate Selling $1,000,000 in               Sell 16 Index Futures at 125
   Equity Securities                           Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-
Equity Securities - Own Stock                  Buy 16 Index Futures at 120
   with Value = $960,000                       Value of Futures = $960,000
Loss in Portfolio Value = $40,000              Gain on Futures = $40,000

II.  Margin Payments
     ---------------

         Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts
      ------------------------------------------

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor or World. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or World. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in a Fund may decline. If this occurs, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

         In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to the Advisor's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts
     ----------------------------

         The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  Other Matters
    -------------

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.